EXHIBIT A


                           NOTICE OF BORROWING
                           -------------------


                                                               [Date]


Wachovia Bank, National Association, as Administrative Agent
c/o Wachovia Securities
Real Estate Debt Capital Markets
301 South College, NC0172
Charlotte, North Carolina  28288
Attn:  Rex E. Rudy

Ladies and Gentlemen:

     The undersigned, ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), refers to the Amended and Restated Credit Agreement, dated as of August __, 2002 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among ElderTrust, the Borrower, various Banks (the "Banks") and you, as Administrative Agent for the Banks, and hereby gives you irrevocable notice pursuant to Section 1.03
(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing of Revolving Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit
Agreement:

     (i)    The Business Day of the Proposed Borrowing is ______,
____. (1)

     (ii) The aggregate principal amount of the Proposed Borrowing is $__________.

     (iii) The Revolving Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans]
[Eurodollar Loans].

     [(iv) The initial Interest Period for the Proposed Borrowing is _____ month(s).] (2)

(1) Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar
Loans, in each case after the date hereof.

(2)  To be included for a proposed Borrowing of Eurodollar Loans.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

     (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);

     (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof; and

     (C) set forth on Annex A attached hereto is the information required by Section 5.04(a) of the Credit Agreement, and each of the applicable conditions referred to in Sections 5.04(c) and (d) of the Credit Agreement has been satisfied or will be satisfied on or before the date of the Proposed Borrowing.

                                   Very truly yours,


                                   ELDERTRUST OPERATING LIMITED
                                    PARTNERSHIP


                                   By:  ElderTrust, its general partner
                                   By:  _______________________________
                                        Name:
                                        Title:


                                    2

                                                           ANNEX A


[Set forth in reasonable detail the specific uses for the proceeds of such Revolving Loans and show the categories of such uses]


                                    3

                                                           EXHIBIT B-1


                                  NOTE

$7,500,000                                           New York, New York
                                                        August 30, 2002

     FOR VALUE RECEIVED, ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), hereby promises to pay to GERMAN AMERICAN CAPITAL CORPORATION or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of German American Capital Corporation (the "Administrative Agent") located at 31 West 52nd Street, New York, New York 10019 on the Maturity Date (as defined in the Agreement referred to below) the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) or, if less, the unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section
1.08 of the Agreement.

     This Note is one of the Notes referred to in the Credit Agreement, dated as of January 30, 1998, among ElderTrust, the Borrower, the lenders from time to time party thereto (including the Bank), Deutsche Bank AG, New York Branch, as Issuing Bank, and the Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, as provided in the Agreement, and Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be or may become due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.


     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                                   ELDERTRUST OPERATING LIMITED
                                    PARTNERSHIP

                                   By:  ElderTrust, its general partner

                                   By:  _____________________________
                                        Name:  D. Lee McCreary, Jr.
                                        Title: President and CEO

                                    2

                                                            EXHIBIT C


                         SECTION 3.04(b)(ii) CERTIFICATE


     Reference is hereby made to the Amended and Restated Credit Agreement, dated as of August __, 2002, among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto and Wachovia Bank, National Association, as Administrative Agent (as amended from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 3.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                    WACHOVIA BANK NATIONAL ASSOCIATION


                                    By______________________________
                                      Name:
                                      Title:


Date: August ___, 2002




                                                         EXHIBIT D


                             August 30, 2002



Wachovia Bank, National Association,
   as Administrative Agent
Real Estate Debt Capital Markets
301 South College, NC0172
Charlotte, North Carolina  28288

          Re: Amended and Restated Credit Agreement dated as of August 30, 2002 among ElderTrust, ElderTrust Operating Limited Partnership, the Banks listed therein, and Wachovia Bank, National Association, as Administrative Agent (the "Credit Agreement")

Ladies and Gentlemen:

     This firm has acted as counsel to ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), and the subsidiaries of the Borrower identified on Schedule I attached hereto (each, individually, a "Subsidiary" and collectively, the "Subsidiaries"), in connection with the Credit Agreement and the execution and delivery pursuant thereto of the Borrower's promissory note (the "Note"), dated August 30, 2002, in the face amount of up to seven million five hundred thousand dollars ($7,500,000). This opinion letter is furnished to you pursuant to the requirements set forth in Section 4.03(i) of the Credit Agreement in connection with the initial advance by the Banks under
Section 1.01 thereof on the date hereof. Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein.

     For purposes of this opinion letter, we have examined copies of the following documents (the "Documents"):

     1. Executed copy of that certain General Assignment and Assumption dated as of the date hereof by and between German American Capital Company (the "Initial Lender"), as assignor, and Wachovia Bank, National Association (sometimes referred to herein as "Wachovia" and sometimes as the "Agent"), as assignee (the "Loan Assignment").

Wachovia Bank, National Association,
 As Agent
August 30, 2002
Page 2

     2.  Executed copies of each of the Mortgage Assignments.

     3.  Executed copies of each of the Mortgage Amendments.

     4. Executed copy of the Mortgage for the Phillipsburg Property (the "Phillipsburg Mortgage").

     5.  Executed copy of the Credit Agreement.

     6.  Executed copy of the Note.

     7.  Executed copy of the Security Agreement.

     8.  Executed copy of the Pledge and Security Agreement.

     9.  Executed copy of the Subsidiaries Guaranty.

     10. Executed copy of the Control Agreement with respect to the Reserve Account.

     11. Completed copy of a UCC-1 financing statement naming the REIT, as debtor, and the Agent, as secured party (the "REIT Financing Statement"), which UCC-1 financing statement has been prepared for filing in the UCC records of the Maryland State Department of Assessments and Taxation (the "Maryland Filing Office"), a copy of which is attached hereto as Exhibit I.

     12. Completed copy of a UCC-1 financing statement naming the Borrower, as debtor, and the Agent, as secured party (the "Borrower Financing Statement"), which UCC-1 financing statement has been prepared for filing in the UCC records of the Secretary of State of the State of Delaware (the "Delaware Filing Office"), a copy of which is attached hereto as Exhibit II.

     13. Completed copy of a UCC-1 financing statement naming ET Sub-Phillipsburg I, L.L.C. ("ET Phillipsburg"), as debtor, and the Agent, as secured party (the "Phillipsburg Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit III.

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 3


     14. Completed copy of a UCC-1 financing statement naming ET Sub-Heritage Woods, L.L.C. ("ET Heritage"), as debtor, and the Agent, as secured party (the "Heritage Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit IV.

     15. Completed copy of a UCC-1 financing statement naming ET Sub-Rittenhouse Limited Partnership, L.L.P. ("ET Rittenhouse"), as debtor, and the Agent, as secured party (the "Rittenhouse Financing Statement"), which UCC-1 financing statement has been prepared for filing in the UCC records of the Virginia State Corporation Commission (the "Virginia Filing Office"), a copy of which is attached hereto as Exhibit V.

     16. Completed copy of a UCC-1 financing statement naming ET Sub-Willowbrook Limited Partnership, L.L.P. ("ET Willowbrook"), as debtor, and the Agent, as secured party (the "Willowbrook Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Virginia Filing Office, a copy of which is attached hereto as Exhibit VI.

     17. Completed copy of a UCC-1 financing statement naming ET Sub-Sanatoga Limited Partnership ("ET Sanatoga"), as debtor, and the Agent, as secured party (the "ET Sanatoga Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit VII.

     18. Completed copy of a UCC-1 financing statement naming ET Sub-Berkshire Limited Partnership ("ET Berkshire") as debtor, and the Agent, as secured party (the "ET Berkshire Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit VIII.

     19. Completed copy of a UCC-1 financing statement naming ET Sub-Lehigh Limited Partnership ("ET Lehigh"), as debtor, and the Agent, as secured party (the "ET Lehigh Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit IX.

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 4

     20. Completed copy of a UCC-1 financing statement naming ET GENPAR, L.L.C ("Genpar"), as debtor, and the Agent, as secured party (the "Genpar Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit X.

     21. Completed copy of a UCC-1 financing statement naming ET Sanatoga, LLC ("Sanatoga GP"), as debtor, and the Agent, as secured party (the "Sanatoga GP Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as
         Exhibit XI.

     22. Completed copy of a UCC-1 financing statement naming ET Berkshire, LLC ("Berkshire GP"), as debtor, and the Agent, as secured party (the "Berkshire GP Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as
         Exhibit XII.

     23. Completed copy of a UCC-1 financing statement naming ET Lehigh, LLC ("Lehigh GP"), as debtor, and the Agent, as secured party (the "Lehigh GP Financing Statement"), which UCC-1 financing statement has been prepared for filing in the Delaware Filing Office, a copy of which is attached hereto as Exhibit XIII.

     24. The Amended and Restated Certificate of Limited Partnership of the Borrower, as certified by the Secretary of State of the State of Delaware on August 14, 2002 and as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     25. The Second Amended and Restated Agreement of Limited
         Partnership of the Borrower, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     26. A certificate of good standing of the Borrower issued by the Secretary of State of the State of Delaware dated August 14, 2002.

     27. A certificate of subsistence of the Borrower issued by the Department of State of the Commonwealth of Pennsylvania dated August 14, 2002.

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 5


     28. The Amended and Restated Declaration of Trust of the REIT, as certified by the Maryland State Department of Assessments and Taxation (the "MSDAT") on August 19, 2002 and as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     29. The Amended and Restated Bylaws of the REIT, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     30. A certificate of good standing of the REIT issued by the MSDAT dated August 19, 2002.

     31. With respect to each of the Subsidiaries that is identified under the heading "Limited Liability Companies" in the first column of Schedule I attached hereto (the "LLC Subsidiaries"),
         (i) the certificate of formation (including any amendments thereto) of such Subsidiary, as certified by the Secretary of State of the State of Delaware on the date indicated with respect to such LLC Subsidiary in the third column of said
         Schedule I and as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect and
         (ii) the limited liability company agreement (including any amendments thereto) of each such LLC Subsidiary, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     32. With respect to each of the Subsidiaries that is identified under the heading "Limited Liability Partnerships" in the first column of Schedule I attached hereto (the "LLP Subsidiaries"), (i) the certificate of limited partnership (including any amendments thereto) of such LLP Subsidiary, as certified by the Virginia State Corporation Commission ("VSCC") on the date indicated with respect to such LLP Subsidiary in the third column of said Schedule I and as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect and (ii) the agreement of limited partnership of such LLP Subsidiary, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     33. With respect to each of the Subsidiaries that is identified under the heading "Limited Partnerships" in the first column of Schedule I attached hereto (the "LP Subsidiaries"), (i)

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 6

         the certificate of limited partnership of such LP Subsidiary, as certified by the Secretary of State of the State of Delaware on the date indicated with respect to such LP Subsidiary in the third column of said Schedule I and as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect and (ii) the agreement of limited partnership of such LP Subsidiary, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect.

     34. Certificates of good standing of each of the LLC Subsidiaries and LP Subsidiaries issued by the Secretary of State of the State of Delaware and certificates of good standing of each of the LLP Subsidiaries issued by the VSCC, in each case dated the date described with respect to such Subsidiary in the fourth column of Schedule I attached hereto.

     35. Certificate of good standing of ET Phillipsburg (the Subsidiary that owns the Phillipsburg Property) issued by the Department of Treasury of the State of New Jersey dated August 28, 2002.

     36. A certificate of registration of ET Heritage (the Subsidiary that owns the only Borrowing Base Property located in Massachusetts) issued by the Secretary of the Commonwealth of the Commonwealth of Massachusetts dated August 20, 2002.

     37. Certificates of subsistence of each of the LLP Subsidiaries and each of the LP Subsidiaries, each of which owns Borrowing Base Properties located in Pennsylvania, issued by the Department of State of the Commonwealth of Pennsylvania dated the date specified with respect to such Subsidiary in the fourth column of Schedule II attached hereto.

     38. Certain resolutions of the board of trustees of the REIT, adopted by unanimous written consent dated as of August 23, 2002, authorizing, among other things, (i) the execution, delivery and performance by the Credit Parties of the Financing Documents to which each Credit Party is a party and (ii) the consummation of the transactions described in and contemplated by the Financing Documents, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     39. Certain resolutions of the Borrower adopted, by action of the sole general partner of the Borrower, dated as of August 29, 2002, authorizing, among other things (i) the execution, delivery and performance by the Borrower of the Financing

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 7

         Documents to which the Borrower or any of the Subsidiaries are a party and (ii) the consummation of the transactions described in and contemplated by the Financing Documents, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     40. Certain resolutions of ET Rittenhouse, adopted by the unanimous consent of its partners, dated as of August 29, 2002, authorizing, among other things, (i) the execution, delivery and performance by ET Rittenhouse, of the Subsidiaries Guaranty, the Pledge and Security Agreement, the Security Agreement and the Mortgage Amendment relating to the Mortgage encumbering the Borrowing Base Property owned by ET Rittenhouse and (ii) the consummation of the transactions described in and contemplated thereby, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     41. Certain resolutions of ET Willowbrook, adopted by the unanimous consent of its partners, dated as of August 29, 2002, authorizing, among other things, (i) the execution, delivery and performance by ET Willowbrook, of the Subsidiaries Guaranty, the Pledge and Security Agreement, the Security Agreement and the Mortgage Amendment relating to the Mortgage encumbering the Borrowing Base Property owned by ET Willowbrook and (ii) the consummation of the transactions described in and contemplated thereby, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     42. Certain resolutions of ET Sanatoga, adopted by the unanimous consent of its partners, dated as of August 29, 2002, authorizing, among other things, (i) the execution, delivery and performance by ET Sanatoga, of the Subsidiaries Guaranty, the Pledge and Security Agreement, the Security Agreement and the Mortgage Amendment relating to the Mortgage encumbering the Borrowing Base Property owned by ET Sanatoga and (ii) the consummation of the transactions described in and contemplated thereby, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     43. Certain resolutions of ET Berkshire, adopted by the unanimous consent of its partners, dated as of August 29, 2002, authorizing, among other things, (i) the execution, delivery and performance by ET Berkshire, of the Subsidiaries Guaranty,

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 8

         the Pledge and Security Agreement, the Security Agreement and the Mortgage Amendment relating to the Mortgage encumbering the Borrowing Base Property owned by ET Berkshire and (ii) the consummation of the transactions described in and contemplated thereby, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     44. Certain resolutions of ET Lehigh adopted by unanimous consent of its partners, dated as of August 29, 2002, authorizing, among other things, (i) the execution, delivery and performance by ET Lehigh of the Subsidiaries Guaranty, the Pledge and Security Agreement, the Security Agreement and the Mortgage Amendment relating to the Mortgage encumbering the Borrowing Base Property owned by ET Lehigh and (ii) the consummation of the transactions described in and contemplated thereby, as certified by the Secretary of the REIT as of the date hereof as being complete, accurate and in effect.

     45. A certificate of the Secretary of the REIT, dated as of the date hereof, as to the incumbency and signatures of certain officers of the REIT.

     46. A certificate of certain officers of the REIT, dated as of the date hereof, as to certain facts relating to the REIT, the Borrower, and each of the Subsidiaries.

     47. Hogan & Hartson L.L.P. litigation docket.

     The Pledge and Security Agreement, the Security Agreement, the Control Agreement referred to in Paragraph 10 above, the Mortgage Amendments and the Phillipsburg Mortgage are sometimes hereinafter referred to collectively as the "Security Documents." The Credit Agreement, the Note, the Security Documents and the Subsidiaries
Guaranty are sometimes hereinafter referred to collectively as the "Financing Documents." The documents referred to in paragraphs 24, 25, 28, 29, 31, 32 and 33 above are referred to as the "Organizational Documents" of the Credit Parties (as hereinafter defined) identified in such paragraphs. The Borrower, the REIT, and the Subsidiaries are sometimes hereinafter referred collectively as the "Credit Parties".
As used in this opinion letter, the terms "accounts," "as-extracted collateral," "chattel paper," "cooperative interest," "deposit account," "documents," "equipment," "fixtures," "general intangibles," "inventory,"

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 9

"instruments," "letter of credit rights," "commercial tort claims," "security," "supporting obligations," "timber to be cut," "transmitting utility" and "proceeds" have the meanings set forth or incorporated in the UCC, as hereinafter defined.

     In our examination of the Financing Documents and the other Documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to us as copies (including telecopies). As to matters of fact relevant to the opinions expressed herein, we have relied on the representations and statements of fact made in the Documents, we have not independently established the facts so relied on, and we have not made any investigation or inquiry other than our examination of the Documents. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

     As used in this opinion letter, the phrase "to our knowledge" means the actual knowledge (that is, the conscious awareness of facts or other information) of lawyers currently in the firm who have given substantive legal attention to representation of the Credit Parties in connection with the Financing Documents.

     For purposes of this opinion letter, we have assumed that (i) each of the parties to the subsidiaries Guaranty has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations thereunder, (ii)
Wachovia and each other party (other than the Credit Parties) to the Financing Documents (other than the Subsidiaries Guaranty) has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations under such Financing Documents and that Wachovia and each of such other parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Financing Documents against the Credit Parties, (ii) Wachovia and each of such other parties (other than the Credit Parties) has duly authorized, executed and delivered the Financing Documents to which it is a party, (iii) Wachovia and each of such other parties (other than the Credit Parties) is validly existing and in good standing in all necessary jurisdictions, (iv) the Financing Documents to which Wachovia and each such party (other than the Credit Parties) is a party constitute valid and binding obligations, enforceable against each of them in accordance with their respective terms, (v) there has been no mutual mistake of fact or misunderstanding or fraud, duress or undue influence in connection with the negotiation, execution or delivery of the Financing Documents, and the conduct of all parties to the Financing Documents has complied with any requirements of good faith, fair dealing and conscionability, (vi) there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Financing Documents and (vii) the Loan

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 10


Assignment and each Mortgage Assignment are valid and binding obligations of each of the parties thereto, enforceable against each such party in accordance with its terms, and that each of the "Loan Documents" (as referred to in the Loan Assignment) and each Mortgage to which a Mortgage Assignment relates is valid and in effect, and that no default or event of default has occurred and is continuing thereunder as of the date of the Loan Assignment or applicable Mortgage Assignment. We have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency or other governmental action covered by this opinion letter. We have assumed that there is adequate consideration for the Subsidiaries' obligations under the Subsidiaries Guaranty.

	For purposes of the opinions set forth in Paragraph (j) below, we have made the following further assumptions: (i) that none of the collateral described in the Security Agreement or the Pledge and
Security Agreement constitutes any of the following types of collateral: as-extracted collateral, timber to be cut, fixtures or a cooperative interest; (ii) that each of the Financing Statements (as hereinafter defined) will be duly filed in the Delaware Filing Office, the
Maryland Filing Office or the Virginia Filing Office (each a "Filing Office"), as specified above, as soon as practicable after the date hereof with the appropriate fees and recording taxes (if any) paid;
(iii) that pending the completion of the filing of each of the financing statements referred to in paragraphs 11 through 23 above
(the "Financing Statements") in the applicable Filing Office, all operative facts (and applicable law) will remain unchanged from those in existence on the date hereof; (iv) that (consistent with the officers' certificate referred to in paragraph 46 above) none of the Credit Parties is a transmitting utility; (v) that all the Credit
Parties that are a party to the Security Agreement or the Pledge and Security Agreement are registered organizations and (vi) none of the Interests (as defined in the Pledge and Security Agreement) constitutes
a security.   Insofar as it relates to the Collateral (as defined in
Paragraph (j) below) constituting "proceeds", our opinion in Paragraph
(j) is subject to the limitations set forth in Section 9-315 of the Uniform Commercial Code as in effect in the State of Delaware (the "Delaware UCC"), Section 9-315 of the Uniform Commercial Code as in effect in the State of Maryland (the "Maryland UCC"), Section 9-315 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC") and Section 8.9A-315 of the Uniform Commercial Code as in effect in the Commonwealth of Virginia (the "Virginia UCC"). We call your attention to the fact that security interests in certain categories of Collateral may not be subject to perfection by the filing of a financing statement or may be subject to perfection by more than one method of perfection.

     For purposes of the opinions expressed in paragraph (k) below, we have made the following additional assumptions: (i) that the Reserve Account is a deposit account and (ii) that for purposes of Section 9-304 of the UCC, the jurisdiction of the Depository Bank (as defined in the Control Agreement identified in paragraph 10 above) is New York.

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 11

     This opinion letter is based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Limited Partnership Act"), (ii) Title 8 of the Maryland Corporations and Associations Code Annotated, as amended (the "Maryland REIT Law"), (iii) the Delaware Limited Liability Company Act, as amended (the "Delaware LLC Act"), (iv) the Virginia Revised Uniform Limited Partnership Act, as amended (the "Virginia Limited Partnership Act"), (v) the Virginia Revised Uniform Partnership Act, as amended (the "Virginia Partnership Act"), (vi) as to the opinions expressed in paragraph (j) below, Articles 1, 8 and 9 of the Delaware UCC, the Maryland UCC, the New York UCC and the Virginia UCC (as applicable, the "UCC"), (vii) as to the opinions given in paragraph
(l) below, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 220, 221 and 224, respectively
(the "Margin Regulations"), (viii) as to the opinions expressed in paragraph (n) below, the Investment Company Act of 1940, as amended (the "Investment Company Act"), (ix) as to the opinions expressed in paragraphs (g), (h) and (i) below, except to the extent excluded below, federal law and internal New York law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of New York); provided, however, that we express no opinion as to federal or state securities, antitrust, unfair competition, banking, or tax laws or regulations and we express no opinion as to any other laws, statutes, rules or regulations not specifically identified above; and further provided that, with respect to clause (ix) above, the opinions expressed herein are based upon a review of those laws, statutes and regulations that, in our experience, are generally recognized as applicable to the transactions contemplated in the Financing Documents and (x) as to the opinions expressed in paragraph (m) below, the law cited therein.

     Based upon, subject to and limited by the foregoing, we are of the opinion that:

          (a) The REIT is validly existing as a real estate investment trust and in good standing as of the date of the certificate specified to in Paragraph 30 above under the laws of the State of Maryland.

          (b) The Borrower is validly existing as a limited partnership and in good standing as of the date of the certificate specified in paragraph 26 above under the laws of the State of Delaware. The Borrower is qualified as a foreign limited partnership and subsisting under the laws of the Commonwealth of Pennsylvania as of the date of the certificate specified in Paragraph 27 above.

          (c) Each of the Credit Parties has the trust, limited partnership, limited liability partnership or limited liability company (as applicable) power to execute, deliver and perform the Financing Documents to which it is a party. The execution, delivery and

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 12

performance as of the date hereof by each Credit Party of the Financing Documents to which it is a party have been duly authorized by all necessary trust, limited partnership, limited liability partnership or limited liability company (as applicable) action of such Credit Party.

          (d) Each of the LLC Subsidiaries is validly existing as a limited liability company and in good standing under the laws of the State of Delaware as of the date specified with respect to such LLC Subsidiary in the fourth column of Schedule I attached hereto. Each of the LLC Subsidiaries is qualified and in good standing (in the case of ET Phillipsburg) or subsisting (in the case of ET Heritage) under the laws of the State specified with respect to such LLC Subsidiary in the third column of Schedule II attached hereto as of the date specified with respect to such LLC Subsidiary in the fourth column of such Schedule II.

          (e) Each of the LLP Subsidiaries is validly existing as a limited liability partnership and in good standing under the laws of the Commonwealth of Virginia as of the date specified with respect to such LLP Subsidiary in the fourth column of Schedule I attached hereto. Each of the LLP Subsidiaries is subsisting under the laws of the Commonwealth of Pennsylvania as of the date specified with respect to such LLP Subsidiary in the fourth column of Schedule II attached hereto.

          (f) Each of the LP Subsidiaries is validly existing as a limited partnership and in good standing under the laws of the State of Delaware as of the date specified with respect to such LP Subsidiary in the fourth column of Schedule I attached hereto. Each of the LP Subsidiaries is subsisting under the laws of the Commonwealth of Pennsylvania as of the date specified with respect to such LP Subsidiary in the fourth column of Schedule II attached hereto.

          (g) Each of the Credit Agreement, the Note and the Security Documents has been duly executed and delivered on behalf of each Credit Party that is a party thereto. Each of the Credit Agreement, the Note, the Security Agreement and the Pledge and Security Agreement constitutes a valid and binding obligation of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with its terms.

          (h) The Subsidiaries Guaranty has been duly executed and delivered on behalf of each of the Subsidiaries and constitutes a valid and binding obligation of each Subsidiary, enforceable against each Subsidiary in accordance with its terms.

          (i) The execution, delivery and performance as of the date hereof by each Credit Party of the Financing Documents to which it is a party do not (i) require any approval of the trustees, limited partners

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 13

or members (as applicable) of such Credit Party that has not been obtained, (ii) violate the Maryland REIT Law, the Delaware LLC Act, the Delaware Limited Partnership Act, the Virginia Limited Partnership Act or the Virginia Partnership Act (as applicable) or the Organizational Documents of such Credit Party, or (iii) violate any federal or State of New York statute or regulation covered by this opinion letter.

          (j) The Pledge and Security Agreement and the Security Agreement each creates in favor of the Agent a UCC security interest in each Credit Party's right, title and interest in and to the collateral specified therein which is owned by such Credit Party to the extent that
(i) such collateral consists of general intangibles, accounts, documents, chattel paper, equipment, inventory, instruments, supporting obligations, letter-of-credit rights, commercial tort claims, and proceeds of the foregoing, (ii) Article 9 of the UCC applies to security interests in such collateral, and (iii) creation of UCC security interests in any such collateral is permissible under applicable federal law and applicable state law other than the UCC (to the extent encompassed by the foregoing clauses (i), (ii), and (iii), the "Collateral"). To the extent that such UCC security interest in each Credit Party's right, title and interest in and to the Collateral owned by such Credit Party can be perfected currently under the UCC by the filing of financing statements, (x) the timely filing of the REIT Financing Statement in the Maryland Filing Office, (y) the timely filing of the Borrower Financing Statement, the Phillipsburg Financing Statement, the Heritage Financing Statement, the Sanatoga Financing Statement, the Berkshire Financing Statement, the Lehigh Financing Statement, the Genpar Financing Statement, the
Sanatoga GP Financing Statement, the Berkshire GP Financing Statement and the Lehigh GP Financing Statement in the Delaware Filing Office and (z) the timely filing of the Rittenhouse Financing Statements and the Willowbrook Financing Statements in the Virginia Filing Office will be sufficient to perfect such security interest; except that we express no opinion concerning the perfection of such security interest in Collateral to the extent consisting of letter of credit rights, commercial tort claims or supporting obligations.

          (k) By virtue of the execution and delivery of the Control Agreement referred to in paragraph 10 above by all of the parties thereto, the Agent has a perfected security interest in the right, title and interest of the Borrower in and to the Reserve Account.

          (l) The use by the Borrower of the proceeds of the Loans as contemplated in the Credit Agreement does not violate the Margin Regulations.

          (m) Pursuant to New York General Obligations Law 5-501, the Lender is permitted to charge interest with respect to the Loan at the rate or rates set forth in the Credit Agreement and the Note.

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 14

          (n) Neither the REIT nor the Borrower is an "investment company" within the meaning of the Investment Company Act.

     Based solely upon the officers' certificate identified in paragraph 47 above and a review of this firm's litigation docket, we hereby confirm to you that, to our knowledge, there are no actions, suits or proceedings pending or overtly threatened in writing against the Credit Parties, or in which any Credit Party is a party, before any court or governmental department, commission, board, bureau, agency or instrumentality that question the validity of the Financing Documents or any action taken or to be taken pursuant thereto, or that seek to enjoin or otherwise prevent the consummation of the transactions contemplated by the Financing Documents or to recover in damages or obtain other relief as a result thereof.

     Our opinions expressed in paragraph (g) above are subject to the qualification that certain rights, remedies, waivers and other provisions of the Financing Documents specified therein may not be enforceable in accordance with their terms, but, subject to the exceptions, qualifications and limitations set forth elsewhere in this opinion letter, such unenforceability would not render the Financing Documents specified therein invalid as a whole or preclude (i) the judicial enforcement of the obligations of the Borrower to pay the principal of the Note and interest thereon at the rate or rates (but not including any increase in rate after default) set forth therein,
(ii) in circumstances in which a court will provide a remedy, the Lender's right to accelerate and demand payment of the Loan, or (iii) with regard to the UCC security interest which is the subject of paragraph (j) above, and assuming that the Collateral Agent will comply with all requirements of applicable procedural and substantive law, the enforcement of such security interests as provided in Article
9 of the UCC.

     Our opinion expressed in paragraph (h) above is subject to the qualification that certain rights, remedies, waivers and other provisions of the Subsidiaries Guaranty may not be enforceable in accordance with their terms, but, subject to the exceptions, qualifications and limitations set forth elsewhere in this opinion letter, such unenforceability would not render the Subsidiaries Guaranty invalid as a whole or preclude the judicial enforcement of the obligations of the Subsidiaries after default of the Borrower beyond any applicable cure period with respect to the Financing Documents to pay the principal of the Note and interest thereon at the rate or rates (but not including any increase in rate after default) set forth therein, provided that we express no opinion regarding the enforceability of the Subsidiaries Guaranty in the event of or with respect to (i) any modification to or amendment of the Subsidiaries' obligations under the Financing Documents which increases such obligations without the consent of the Subsidiaries,
(ii) any election of remedies or other actions of the Agent or the Banks following default by the Borrower under the Financing Documents

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 15


which prejudices the Subsidiaries, or (iii) any indemnity set forth in the Subsidiaries Guaranty in favor of the Agent or the Banks or any other party against the negligence or other acts or omissions of the Agent, the Banks or any such other party, or their respective agents, employees, contractors, or consultants.

     In addition to the qualifications, exceptions and limitations elsewhere set forth in this opinion letter, our opinions expressed above are also subject to the effect of: (1) bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers); (2) the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, reasonableness, conscionability and materiality (regardless of whether the applicable agreements are considered in a proceeding in equity or at law) and (3) generally applicable rules of law that limit or affect the enforceability of provisions that purport to waive or require waiver of (or that have the effect of waiving) procedural, judicial or substantive rights or defenses.

Wachovia Bank, National Association,
  As Agent
August 30, 2002
Page 16


     We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the initial funding under the Credit Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

                                                 Very truly yours,



                                                 HOGAN & HARTSON L.L.P.


                                                         Schedule I

                             List of Subsidiaries

                                            Date of
                                        Certification of   Date of Good
                            State of     Certificate of      Standing
   Subsidiaries           Organization     Formation        Certificate
   ------------           ------------  ----------------   ------------

Limited Liability Companies
---------------------------

ET Sub-Phillipsburg I, L.L.C.   DE           8/14/02         8/14/02

ET Sub-Heritage Woods, L.L.C.   DE           8/14/02         8/14/02

ET Genpar, L.L.C                DE           8/14/02         8/14/02

ET Sanatoga, LLC                DE           8/14/02         8/14/02

ET Berkshire, LLC               DE           8/14/02         8/14/02

ET, Lehigh, LLC                 DE           8/14/02         8/14/02

Limited Liability Partnerships
------------------------------

ET Sub-Rittenhouse, Limited     VA           8/15/02         8/15/02
Partnership, L.L.P.

ET Sub-Willowbrook, Limited     VA           8/15/02         8/15/02
Partnership, L.L.P.

Limited Partnerships
--------------------

ET Sub-Sanatoga, Limited        DE           8/14/02         8/14/02
Partnership, L.P.

ET Sub-Berkshire, Limited       DE           8/14/02         8/14/02
Partnership, L.P.

ET Sub-Lehigh, Limited          DE           8/14/02         8/14/02
Partnership, L.P.

                                                       Schedule II


                 Mortgages and Borrowing Base Properties

                          Name of Borrowing               Date of Good
                            Base Property      State of     Standing
                             Covered by      Location of   Certificate
    Name of Subsidiary        Mortgage        Property      in State
    ------------------    -----------------  -----------  ------------

ET Sub-Phillipsburg I,
L.L.C.                      Phillipsburg         NJ         8/28/02

ET Sub-Heritage Woods,
L.L.C.                      Heritage             MA         8/20/02

ET-Sub Rittenhouse,
Limited Partnership,
L.L.P.                      Rittenhouse          PA         8/14/02

ET Sub-Willowbrook,
Limited Partnership,
L.L.P.                      Willowbrook          PA         8/14/02

ET Sub-Sanatoga,
Limited Partnership,
L.P.                        Sanatoga             PA         8/14/02

ET Sub-Berkshire,
Limited Partnership,
L.P.                        Berkshire            PA         8/14/02

ET Sub-Lehigh, Limited
Partnership, L.P.           Lehigh               PA         8/14/02

                                    2

                                                            EXHIBIT E

                           [NAME OF CREDIT PARTY]

                            Officers' Certificate

     I, the undersigned, the [Secretary/Assistant Secretary] of [NAME OF CREDIT PARTY] [NAME OF GENERAL PARTNER OF THE APPLICABLE PARTNERSHIP CREDIT PARTY, the General Partner of _____________], a [corporation] [partnership] [limited liability company] organized and existing under the laws of the State of ________ (the "Company"), DO HEREBY CERTIFY that:

     1. This Certificate is furnished pursuant to the Amended and Restated Credit Agreement, dated as of August 30, 2002 among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

     2. The following named individuals are presently the elected officers of the Company, each holds the office of the Company set forth opposite his or her name below and has held such office as of the date of signing of any Credit Document. The signature written opposite the name and title of each such officer below is his or her correct signature.


       Name(3)                Office                 Signature
____________________    ____________________    ____________________
____________________    ____________________    ____________________
____________________    ____________________    ____________________
____________________    ____________________    ____________________


     3. Attached hereto as Exhibit A is a true and correct copy of the [Certificate of Incorporation of the Company] [Certificate of Limited Partnership of the Company] [Certificate of Limited Liability Company] as filed in the Office of the Secretary of State of the State of its formation, together with all amendments thereto adopted through the date hereof.

     4. Attached hereto as Exhibit B is a true and correct copy of the [By-Laws of the Company] [Partnership Agreement of the Company] [Limited Liability Company Agreement], together with all amendments thereto, which were duly adopted and are in full force and effect on the date hereof.

-----------------------

(3) Include name, office and signature of each officer who will sign any Credit Document.

     5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 2002 by [unanimous written consent of the Board of [Directors] [Managers] of the Company] [the written consent of the General Partner of the Company], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Company which deal with the execution, delivery or performance of any of the Credit Documents to which the Company is party.

     6. Attached hereto as Exhibit E are true and correct copies of all Debt Agreements referred to in Section 4.05 of the Credit
Agreement. (4)

     7. I know of no proceeding for the dissolution or liquidation of the Company or threatening its existence.

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of August, 2002.

                                   ELDERTRUST OPERATING LIMITED
                                   PARTNERSHIP

                                   By:  ElderTrust, its general partner

                                   By:  ______________________________
                                   Name:  D. Lee McCreary, Jr.
                                   Title: President and CEO

-----------------------

(4) Insert for Officers' Certificates of the Borrower only.


                                    2


                                                        EXHIBIT F-2

            AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

     AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of August 30, 2002 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 23 hereof, the "Pledgors"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
(the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                           W I T N E S S E T H:

     WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various banks, Deutsche Bank AG, New York Branch, as issuing bank, and German American Capital Corporation, as administrative agent, entered into a Credit Agreement dated as of January 30, 1998, as amended by First Amendment to Credit Agreement dated as of January 29, 1999, Second Amendment to Credit Agreement dated as of March 31, 1999, Third Amendment to Credit Agreement dated as of January 3, 2000, and Fourth Amendment to Credit Agreement dated as of January 31, 2001 (as so amended, the "Existing Credit Agreement"), pursuant to which the banks party thereto (the "Existing Banks") agreed to make certain loans to the Borrower and issue certain letters of credit for the account of the Borrower upon the terms and conditions set forth therein;

     WHEREAS, the obligations of the Borrower and the REIT under the Existing Credit Agreement are secured in part by a Pledge and Security Agreement dated as of January 30, 1998 (the "Existing Pledge and Security Agreement") among the pledgors party thereto (the "Existing Pledgors") and German American Capital Corporation, as collateral agent (the "Existing Pledgee")

     WHEREAS, the Existing Banks have assigned their rights and interests under the Existing Credit Agreement and related documents to the Banks pursuant to a General Assignment and Assumption dated as of the date hereof;

     WHEREAS, the REIT, the Borrower, the Banks, and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), have agreed to amend and restate the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement");


     WHEREAS, pursuant to the Credit Agreement, Wachovia Bank, National Association, has been appointed as collateral agent in place of German American Capital Corporation and the undersigned pledgors have agreed to (and by their signatures hereto have) become parties to the Existing Pledge and Security Agreement in place of the original pledgors party thereto (and all parties that were "Pledgors" in the Existing Pledge and Security Agreement that are not signatories to this Agreement are released);

     WHEREAS, the Pledgors and the Pledgee have agreed to amend and restate the Existing Pledge and Security Agreement in a manner consistent with the amendment and restatement of the Existing Credit Agreement;

     NOW, THEREFORE, IT IS AGREED that the Existing Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

     1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, the principal of and interest on the Notes issued by, and Loans made to, the Borrower under the Credit Agreement and all indemnities, fees, expenses and interest thereon or owed thereunder) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "Credit Agreement Obligations");

          (ii) any and all reasonable sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

          (iii) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clauses
(i) and (ii) above, upon the occurrence and during the continuance of an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement and shall include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                                    2

     (vi) all amounts paid by any Indemnitee (as defined in Section 11 hereof) as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations".

     2.  DEFINITION OF PARTNERSHIP INTERESTS, LIMITED LIABILITY
COMPANY INTERESTS, ETC. As used herein, (i) the term "Partnership Interest" shall mean the entire partnership interest at any time owned by any Pledgor of any partnership which owns or has an interest in a Borrowing Base Property or which owns an equity interest in an entity which, directly or indirectly, owns or has an interest in a Borrowing Base Property, excluding, however, the REIT's partnership interests in the Borrower and the Borrower's partnership interests in ET Genpar, L.L.C. (each, a "Pledged Partnership Entity," which term shall not include ET Genpar, L.L.C. or the Borrower); (ii) the term "Limited Liability Company Interest" shall mean the entire limited liability company and/or membership interest at any time owned by any Pledgor in any limited liability company which owns or has an interest in a Borrowing Base Property or which owns an equity interest in an entity which, directly or indirectly, owns or has an interest in a Borrowing Base Property (each, a "Pledged Limited Liability Company"); (iii) the term "Interest" shall mean all of the Partnership Interests and Limited Liability Company Interests; (iv) the term "Bank Creditors" shall mean the Banks, the Collateral Agent and the Administrative
Agent; and (v) the term "Secured Creditors" shall mean the Bank Creditors. Each Pledgor represents and warrants that on the date hereof (i) the Partnership Interests held by such Pledgor consist of those partnership interests as described in Annex A hereto; (ii) such Partnership Interests constitute that percentage of the entire partnership interest of each Pledged Partnership Entity as is set forth in Annex A hereto; (iii) the Limited Liability Company Interests held by such Pledgor consist of the number and type of limited liability company interests as described in Annex B hereto; (iv) such Limited Liability Company Interests constitute that percentage of the issued and outstanding equity interest of each Pledged Limited Liability Company as is set forth in Annex B hereto; and (v) such Pledgor owns no other Interests.

     3.  GRANT OF SECURITY INTEREST

     3.1 Pledge. (i) To secure the Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby pledges and grants to the Pledgee a first priority continuing security interest in, and as part of such grant and pledge, hereby transfers and assigns to the Pledgee all of the following, whether now existing or hereafter acquired (the "Collateral"): (i) such Pledgor's Partnership Interest in each Pledged Partnership Entity and all of such Pledgor's right, title and interest in each Pledged Partnership Entity and (ii) such Pledgor's Limited Liability Company Interest in each Pledged Limited Liability Company and all of such Pledgor's right, title and interest in each Pledged Limited Liability Company, in each case whether now or hereafter acquired and including, without limitation:

     (A) all the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below), Limited Liability

                                   3

Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interest or Limited Liability Company Interest, as the case may be;

     (B) all other payments due or to become due to such Pledgor in respect of such Partnership Interest or Limited Liability Company Interest, as the case may be, whether under any partnership agreement, limited liability company agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

     (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership agreement, limited liability company agreement or operating agreement or at law or otherwise in respect of such Partnership Interest or Limited Liability Company Interest, as the case may be;

     (D) all present and future claims, if any, of such Pledgor against any Pledged Partnership Entity or Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

     (E) all of such Pledgor's rights under any partnership agreement, limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interest or Limited Liability Company Interest, as the case may be, including any power to terminate, cancel or modify any partnership agreement, limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest or Limited Liability Company Interest and any Pledged Partnership Entity or Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset or Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuance of an Event of Default);

     (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
and

     (G) to the extent not otherwise included, all proceeds and supporting obligations of any or all of the foregoing.

     (b) As used herein, (i) the term "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned or represented by any Partnership Interest; and (ii) the term "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all

                                   4

limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

     3.2. Subsequently Acquired Interests. If any Pledgor shall acquire (by purchase, distribution or otherwise) any additional Interest at any time or from time to time after the date hereof, such Pledgor (and in any event within five Business Days after receipt by such Pledgor thereof) shall (i) forthwith pledge such Interest as security with the Pledgee hereunder, (ii) cause the notice and control agreement referred to in subsection (b) of Section 15 hereof to be executed and delivered, and (iii) promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Interest and certifying that the same has been duly pledged with the Pledgee hereunder.

     3.3. Certificated Interests. Notwithstanding anything to the contrary contained in Sections 3.2 or 3.4 hereof, to the extent any Interest (whether now owned or hereafter acquired) is certificated, the respective Pledgor shall promptly deliver to the Pledgee certificates therefor, accompanied by such instruments of transfer as are acceptable to the Pledgee, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under the provisions of Articles 8 and 9 of the New York
UCC). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of certificated Interests promptly upon the reasonable request of the Pledgee.

     3.4. Uncertificated Interests. Notwithstanding anything to the contrary contained in Sections 3.2 or 3.3 hereof, to the extent any Interest (whether now owned or hereafter acquired) is uncertificated, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under the provisions of Articles 8 and 9 of the New York UCC). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Interests promptly upon the reasonable request of the Pledgee.

     4. APPOINTMENT OF SUB-AGENTS. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgee, as pledgee, or endorsed or assigned in blank or in favor of the Pledgee, as pledgee, or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

                                   5

     5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting, consent, administration, management and other rights and remedies under any partnership agreement, limited liability company agreement or operating agreement or otherwise with respect to the Interests of such Pledgor; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

     6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends and distributions payable in respect of the Interests shall be paid to the respective Pledgor; provided, that all cash dividends payable in respect of the Interests which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other property (other than cash) paid or distributed by way of dividend, distribution or otherwise in respect of the Interests;

          (ii) all other property (including cash) paid or distributed in respect of the Limited Liability Company Interests by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar arrangement; and

          (iii) all other property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar partnership or corporate reorganization.

     7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable remedies:

     (i) to receive as Collateral all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof;

     (ii) to transfer all or any part of the Interests into the Pledgee's name or the name of its nominee or nominees;

                                   6

     (iii) to vote all or any part of the Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

     (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof (except as provided below) or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' prior written notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors in accordance with the terms of this Agreement.

                                   7

     9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided by
Section 5.4 of the Security Agreement.

     (b) It is understood and agreed that the Borrower shall remain liable, the Parent Guarantor shall remain liable, and the Subsidiary Guarantors shall remain jointly and severally liable, in each case to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

     10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

     11. INDEMNITY. (a) Each Pledgor agrees jointly and severally to indemnify, reimburse and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 11 referred to individually as an "Indemnitee," and collectively as the "Indemnitees") from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 11 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement (as defined in the Security Agreement) or any other document executed in connection herewith and therewith or the enforcement of any of the terms of, or the preservation of any rights under any such document, or in any way relating to or arising out of the ownership, control, acceptance, possession, condition, sale or other disposition, or use of the Collateral;
provided that no Indemnitee shall be indemnified pursuant to this
Section 11(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Pledgor shall to the extent requested to do so assume full responsibility for the defense thereof. Each Indemnitee agrees to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge; provided that the failure to give such notice shall not affect such Indemnitee's right to indemnification hereunder except to the extent (but only to the extent) that such Indemnitee's damages are increased as a result of such failure.

     (b) Without limiting the application of Section 11(a) hereof, each Pledgor agrees jointly and severally to pay or reimburse the Pledgee for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Pledgee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in

                                   8

connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Pledgee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (c) If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     12. FURTHER ASSURANCES. Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC of any jurisdiction such financing statements, continuation statements, amendments, assignments and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

     13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement and the Security Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Security Agreement. By accepting the benefits hereof, each Secured Creditor shall be deemed to have agreed to the terms and conditions set forth in Article VIII of the Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to any "Assignor" shall be a reference to any "Pledgor," and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee." The Pledgee shall act hereunder on the terms and conditions set forth herein and in the Security Agreement.

     14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except pursuant to this Agreement and as permitted by the Secured Debt Agreements).

     15.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Interests and other Collateral pledged by it hereunder, or in

                                   9

which it has granted a security interest pursuant hereto, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and the other Liens referred to in clause (xii) below; (ii) it has full power, authority and legal right to pledge and grant a security interest in all the Collateral pledged and assigned by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) except as have been obtained or made, no consent of any other party (including, without limitation, any stockholder, partners or creditor of such Pledgor or any of its Subsidiaries or of any partner of any Pledged Partnership Entity or any member of any Pledged Limited Liability Company) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement; (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation, certificate of partnership, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement (including any partnership agreement of any Pledged Partnership Entity or any limited liability company agreement or operating agreement of any Pledged Limited Liability Company), instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all Interests have been validly acquired and are fully paid for and validly pledged hereunder (it being understood that to the extent any such Partnership Interest is issued by a Person other than a Subsidiary of the REIT, such representation and warranty is made to the best of such Pledgor's knowledge); (vii) the Interests pledged by it hereunder are not dealt in or traded on securities exchanges or on securities markets; (viii) the terms of the Interests pledged by it hereunder do not provide that such Interests are securities governed by Article
8 of the UCC; (ix) the Interests pledged by it hereunder are not "security entitlements" or held in a "securities account" by a "securities intermediary" (as each term is defined in Article 8 of the UCC); (x) no Person other than such Pledgor or the Pledgee has "control" (as such term is defined in Article 8 of the UCC) of any of the Interests pledged by it hereunder; (xi) this Agreement creates (after all steps required under Article 8 of the UCC have been taken) in favor of the Pledgee for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of each Pledgor in the Collateral owned by such Pledgor on any date on which this representation and warranty is made or deemed made, which security interest shall, (A) upon delivery to the Pledgee of any certificates evidencing equity interests in a Pledged Partnership Entity

                                   10

or in a Pledged Limited Liability Company, (B) upon the filing of appropriate financing statements under the UCC in respect of any Pledged Partnership Entity's partnership interest or Pledged Limited Liability Company's limited liability company or membership interest that is not represented by a certificate and (C) upon the taking of all steps required under Article 8 and Article 9 of the UCC (which delivery, filings and/or steps have been done (except that allowance is made for time necessary to cause the filings to be filed with the filing offices after closing) and remain in full force and effect as to the Collateral owned by such Pledgor on any date on which this representation and warranty is made or deemed made), constitute a fully perfected first lien on, and security interest in, all right, title and interest of such Pledgor in all of such Collateral, subject to no security interests of any other Person; (xii) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral except financing statements filed or to be filed in favor of the Pledgee as secured party and financing statements filed by German American Capital Corporation, as pledgee under the Existing Pledge and Security Agreement, as secured party, that will be assigned to the Pledgee; and (xiii) the Organizational Identity (as defined in the Security Agreement) and exact legal name of such Pledgor are set forth in the Security Agreement and such Pledgor shall not change its Organizational Identity or legal name except in accordance with the terms of the Security Agreement. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee on behalf of the Secured Creditors. Each of the representations, warranties and covenants made by each Pledgor hereunder shall be deemed to be repeated on each date on which such Pledgor pledges any Collateral hereunder.

     (b) Each Pledgor shall (i) execute and deliver to each Pledged Partnership Entity and Pledged Limited Liability Company with respect to which it has pledged any Interest hereunder a notice substantially in the form of Annex C to this Agreement at the time such Interest is pledged, (ii) cause each Pledged Partnership Entity and each Pledged Limited Liability Company with respect to which it has pledged any Interest hereunder to execute and deliver to the Pledgee a control agreement substantially in the form of Annex D to this Agreement with respect to such Interest at the time such Interest is pledged, and
(iii) cause German American Capital Corporation, as pledgee under the Existing Pledge and Security Agreement, and each Pledged Partnership Entity and each Pledged Limited Liability Company with respect to which it has pledged any Interest hereunder to execute and deliver to the Pledgee a release substantially in the form of Annex E to this Agreement of any control agreements executed in favor of German American Capital Corporation, as pledgee under the Existing Pledge and Security Agreement.

     16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such Secured Debt Agreement or other agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the

                                   11

Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

     17. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Interests pursuant to Section 7 hereof, such Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Interests or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' prior notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion and subject to compliance with any applicable securities laws: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Interests or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Interests or part thereof. In the event of any such sale, the Pledgee and the other Secured Creditors shall incur no responsibility or liability for selling all or any part of the Interests at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

     18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment has been terminated, no Note is outstanding (and all Loans have been repaid in full), and all Obligations then owing have been paid in full.

     (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in

                                   12

accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

     (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing sub-section (a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such subsection (a) or (b).

     (d) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 18.

     19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered in accordance with the provisions of Section 12.03 of the Credit Agreement, addressed as follows:

     (a) if to any Pledgor, at its address set forth opposite its signature below;

     (b)  if to the Pledgee, at:

          Wachovia Bank, National Association
          Wachovia Securities
          Real Estate Debt Capital Markets
          301 South College, NC0172
          Charlotte, North Carolina  28288
          Attention: Rex E. Rudy
          Telephone No.: (704) 374-4248
          Facsimile No.:  (704) 383-6205

     (c) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of the Required Secured Creditors).

     21. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a general partner or limited partner of any Pledged Partnership Entity or as a member of any Pledged Limited Liability Company and neither the Pledgee

                                   13

nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership Entity or of a member of any Pledged Limited Liability Company. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of an Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

     (b) Except as provided in the last sentence of paragraph (a) of this Section 21, the Pledgee, by accepting this Agreement, did not intend to become (and shall not be construed to be) a general partner or limited partner of any Pledged Partnership Entity or a member of any Pledged Limited Liability Company or otherwise be deemed to be a co-venturer with respect to any Pledgor, any Pledged Partnership Entity or any Pledged Limited Liability Company either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and, except as provided in the last sentence of paragraph (a) of this Section 21, the Secured Creditors shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership Entity or of a member of any Pledged Limited Liability Company or of any Pledgor.

     (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

     (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral except with respect to duties of care in connection with the Collateral to the extent required by applicable law.

     22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor (although no Pledgor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of and be enforceable by the Pledgee and the other Secured Creditors and their respective successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS EXCEPT FOR THE CHOICE OF LAW PROVISIONS OF THE NEW YORK UCC. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

     23. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of

                                   14

this Agreement pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

     24. RECOURSE. This Agreement is made with full recourse to each Pledgor (including, without limitation, with full recourse to all assets of such Pledgor) and pursuant to and upon the representations, warranties, covenants and the agreements on the part of such Pledgor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                   15

[AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT]

     IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:                      ELDERTRUST, as a Pledgor
101 East State Street         By:______________________________
Suite 100                     Name:  D. Lee McCreary, Jr.
Kennett Square                Title:  President and CEO
Pennsylvania 19348



Address:                      ELDERTRUST OPERATING LIMITED PARTNERSHIP,
					as a Pledgor

101 East State Street         By: ElderTrust, general partner
Suite 100
Kennett Square                By:______________________________
Pennsylvania 19348            Name:  D. Lee McCreary, Jr.
                              Title:  President and CEO


Address:                      ET GENPAR, L.L.C., as a Pledgor
101 East State Street         By: ElderTrust Operating Limited
Suite 100				    Partnership, sole member
Kennett Square
Pennsylvania 19348            By:  ElderTrust, general partner

                              By:______________________
                              Name:  D. Lee McCreary, Jr.
                              Title:  President and CEO



[AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT]


Address:                      ET SUB-BERKSHIRE LIMITED
                              PARTNERSHIP, as a Pledgor

101 East State Street         By: ET Berkshire, LLC, general partner
Suite 100
Kennett Square                By: ElderTrust Operating Limited
Pennsylvania 19348                Partnership, authorized agent

                              By: ElderTrust, general partner

                              By:_____________________
                              Name:  D. Lee McCreary, Jr.
                              Title:  President and CEO



Address:                      ET BERKSHIRE, LLC, as a Pledgor

101 East State Street         By: ElderTrust Operating Limited Partnership,
Suite 100                         authorized agent
Kennett Square
Pennsylvania 19348            By: ElderTrust, general partner

                              By:______________________
                              Name:  D. Lee McCreary, Jr.
                              Title:  President and CEO


Address:                      ET SUB-HERITAGE WOODS, LLC, as a
Pledgor

415 McFarlan Road             By: ElderTrust Operating Limited
Suite 202                         Partnership, sole member
Kennett Square
Pennsylvania 19348            By: ElderTrust, general partner

                              By:______________________
                              Name:  D. Lee McCreary, Jr.
                              Title:  President and CEO


[AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT]


Address:                       ET SUB-LEHIGH LIMITED PARTNERSHIP, as
                               a Pledgor

101 East State Street          By:  ET LEHIGH, LLC, general partner
Suite 100
Kennett Square                 By:  ElderTrust Operating Limited
Pennsylvania 19348                  Partnership, authorized agent

                               By: ElderTrust, general partner

                               By:_____________________
                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO


Address:                       ET LEHIGH, LLC, as a Pledgor

101 East State Street          By: ElderTrust Operating Limited Partnership,
Suite 100                          authorized agent
Kennett Square
Pennsylvania 19348             By: ElderTrust, general partner

                               By:______________________

                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO


Address:                       ET SUB-PHILLIPSBURG I, LLC, as a
Pledgor

101 East State Street          By: ElderTrust Operating Limited
Suite 100                          Partnership, sole member
Kennett Square
Pennsylvania 19348             By: ElderTrust, general partner

                               By:______________________
                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO


[AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT]

Address:                       ET SUB-RITTENHOUSE LIMITED PARTNERSHIP,
                               L.L.P., as a Pledgor

101 East State Street          By: ET GENPAR, L.L.C., general partner
Suite 100
Kennett Square                 By: ElderTrust Operating Limited
Pennsylvania 19348             Partnership, sole member

                               By: ElderTrust, general partner

                               By:_____________________
                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO

Address:                       ET SUB-SANATOGA LIMITED PARTNERSHIP,
                               as a Pledgor


101 East State Street          By: ET SANATOGA, LLC, general partner
Suite 100
Kennett Square                 By: ElderTrust Operating Limited
Pennsylvania 19348                 Partnership, authorized agent

                               By: ElderTrust, general partner

                               By:______________________
                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO

[AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT]

Address:                       ET SANATOGA, LLC, as a Pledgor

101 East State Street          By: ElderTrust Operating Limited
Suite 100                          Partnership, authorized agent
Kennett Square
Pennsylvania 19348             By: ElderTrust, general partner

                               By:______________________
                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO


Address:                       ET SUB-WILLOWBROOK LIMITED PARTNERSHIP,
                               L.L.P., as a Pledgor

101 East State Street          By: ET GENPAR, L.L.C., general partner
Suite 100
Kennett Square                 By: ElderTrust Operating Limited
Pennsylvania 19348                 Partnership, sole member

                               By: ElderTrust, general partner

                               By:_____________________
                               Name:  D. Lee McCreary, Jr.
                               Title:  President and CEO

[AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT]


Address:                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                               as Collateral Agent


Wachovia Securities            By:______________________
Real Estate Debt Capital
Markets                        Name:
301 South College, NC0172      Title:
Charlotte,
North Carolina  28288
                               By:______________________
                               Name:
                               Title:



                                                              ANNEX A
                                                                to
                                                            PLEDGE AND
                                                    SECURITY AGREEMENT

                          LIST OF PARTNERSHIP INTERESTS

      Pledged Entity            Pledgor               PERCENTAGE OWNED
      --------------            -------               ----------------

ET Sub-Willowbrook Limited      Borrower              99.9% (LP)
Partnership, L.L.P.             ET Genpar, L.L.C.      0.1% (GP)
                                                        99.9% (LP)

ET Sub-Rittenhouse Limited      Borrower              99.9% (LP)
Partnership, L.L.P.             ET Genpar, L.L.C.      0.1% (GP)

ET Sub-Berkshire Limited        Borrower              99.0% (LP)
Partnership, L.L.P.             ET Berkshire, L.L.C.   1.0% (GP)

ET Sub-Lehigh Limited           Borrower              99.0% (LP)
Partnership, L.L.P.             ET Lehigh, L.L.C.      1.0% (GP)

ET Sub-Sanatoga, Limited        Borrower              99.0% (LP)
Partnership, L.L.P.             ET Sanatoga, L.L.C.    1.0% (GP)


                                  A-1

                                                               ANNEX B
                                                                 to
                                                            PLEDGE AND
                                                    SECURITY AGREEMENT


             LIST OF LIMITED LIABILITY COMPANY INTERESTS

Pledged Entity                   Pledgor            PERCENTAGE OWNED
--------------                   -------            ----------------

ET Sub-Phillipsburg I, L.L.C.    Borrower                100%

ET Sub-Heritage Woods, L.L.C.    Borrower                100%

ET Berkshire, LLC                Borrower                100%

ET Lehigh, L.L.C.                Borrower                100%

ET Sanatoga, L.L.C.              Borrower                100%



                                   B-1

                                                                ANNEX C
                                                                  to
                                                             PLEDGE AND
                                                     SECURITY AGREEMENT

             FORM OF PARTNERSHIP/LIMITED LIABILITY COMPANY NOTICE

                         [Letterhead of Pledgor]
                                                               [Date]

TO:	[Name of Pledged Entity]

     Notice is hereby given that, pursuant to an Amended and Restated Pledge and Security Agreement (a true and correct copy of which is attached hereto), dated as of August , 2002 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Wachovia Bank, National Association, as Pledgee (the "Pledgee") for the benefit of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [[limited] [general] [partner][member] in [NAME OF PLEDGED PARTNERSHIP ENTITY/LIMITED LIABILITY COMPANY] (the "Pledged Entity"), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP/LIMITED LIABILITY COMPANY/OPERATING AGREEMENT] (the "Agreement"), including, without limitation:

     (i) all the capital of the Pledged Entity and the Pledgor's interest in all profits, losses, [Partnership Assets/Limited Liability Company Assets] (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership interest;

     (ii) all other payments due or to become due to the Pledgor in respect of such interest, whether under the Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

     (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Agreement or at law or otherwise in respect of such interest;

     (iv) all present and future claims, if any, of the Pledgor against the Pledged Entity for moneys loaned or advanced, for services rendered or otherwise;



     (v) all of the Pledgor's rights under the Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the interest, including any power to terminate, cancel or modify the Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the interest and the Pledged Entity, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any [Partnership Asset/Limited Liability Company Asset], to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuance of an Event of Default);

     (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     (vii) to the extent not otherwise included, all proceeds and supporting obligations of any or all of the foregoing.

The Pledgor hereby requests the Pledged Entity to indicate the Pledged Entity's acceptance of this Notice and consent to and confirmation of its terms and provisions by (i) signing where indicated a copy of the Control Agreement attached hereto as Attachment I, (ii) signing where indicated a copy of the Release of Existing Control Agreement attached hereto as Attachment II, and (iii) returning the same to the Pledgee on behalf of the Secured Creditors.

                                    [NAME OF PLEDGOR]
                                    By:_______________________________
                                    Title:


                                   C-2

                                                                ANNEX D
                                                                  to
                                                             PLEDGE AND
                                                     SECURITY AGREEMENT

                                                 ATTACHMENT I TO NOTICE

                          FORM OF CONTROL AGREEMENT

     [NAME OF PLEDGED PARTNERSHIP ENTITY/LIMITED LIABILITY COMPANY]
(the "Pledged Entity") hereby acknowledges receipt of a copy of the notice of the assignment by [NAME OF PLEDGOR] (the "Pledgor") of its interest (the "Interest") under the [TITLE OF APPLICABLE PARTNERSHIP/ LIMITED LIABILITY COMPANY/OPERATING AGREEMENT] (the "Agreement") pursuant to the terms of the Amended and Restated Pledge and Security Agreement,
dated as of August     , 2002 (as amended, modified or supplemented
from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto, and Wachovia Bank, National Association, as Pledgee
(the "Pledgee") for the benefit of the Secured Creditors described therein. The undersigned hereby confirms that it is the issuer of the Interest and that the Pledgor is the registered owner of such Interest, and hereby irrevocably agrees that the undersigned will comply with any and all instructions originated by the Pledgee on behalf of the Secured Creditors in respect of such interest without further consent from the Pledgor and, in the event of any conflict between any instructions originated by the Pledgee and any instructions originated by the Pledgor or any other person (other than a court of competent jurisdiction), the undersigned shall comply with the instructions originated by the Pledgee. The undersigned also irrevocably agrees that it shall not register the Interest in the name of any person other than the Pledgor or the Pledgee (unless otherwise instructed by the Pledgee) and that it shall not agree to comply with any instructions originated by any person other than the Pledgor or the Pledgee without the further consent of the registered owner of the Interest.

Dated:  ______________, ____

                            [NAME OF PLEDGED ENTITY]

                           By:________________________________________
                           Title:


ACKNOWLEDGED BY:

[NAME OF PLEDGOR]

By:________________________________________
Title:





ACKNOWLEDGED BY:

[NAME OF PLEDGEE]

By:________________________________________
Title:

                                   D-2


                                                                ANNEX E
                                                                  to
                                                             PLEDGE AND
                                                     SECURITY AGREEMENT

                                                ATTACHMENT II TO NOTICE

            FORM OF RELEASE OF EXISTING CONTROL AGREEMENT

Reference is made to:

     (i)	a Notice (the "Notice") dated 		, given by [NAME OF
PLEDGOR] (the "Pledgor") pursuant to a Pledge and Security Agreement, dated as of January 30, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Existing Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and German American Capital Corporation, as Pledgee (the "Existing Pledgee") for the benefit of the Secured Creditors described therein, whereby the Pledgor notified [NAME OF PLEDGED PARTNERSHIP ENTITY/LIMITED LIABILITY COMPANY] (the "Pledged Entity") that the
Pledgor had pledged and assigned to the Existing Pledgee for the benefit of the Secured Creditors, and granted to the Existing Pledgee for the benefit of the Secured Creditors a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [[limited] [general] partner] [member] in the Pledged Entity, and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP/LIMITED LIABILITY COMPANY/OPERATING AGREEMENT]
(the "Agreement"); and

     (ii)  a Control Agreement (the "Existing Control Agreement")
dated 		, entered into by the Pledged Entity and the
Pledgor pursuant to the Existing Pledge Agreement, whereby the Pledged Entity agreed, among other things, to comply with any and all instructions originated by the Existing Pledgee on behalf of the Secured Creditors in respect of such interest without further consent from the Pledgor.

     Whereas the Existing Pledgee has assigned its rights under the Existing Pledge Agreement to Wachovia Bank, National Association, as Pledgee (the "Pledgee") pursuant to an Amended and Restated Pledge
and Security Agreement, dated as of August 		, 2002 (as
amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and the Pledgee, for the benefit of the Secured Creditors described therein, therefore
(i) the Existing Pledgee hereby releases the Pledged Entity and the Pledgor from the Notice and the Existing Control Agreement and (ii) the Pledged Entity, the Pledgor and the Existing Pledgee agree that the Existing Control Agreement is hereby terminated, effective as of the date that the Pledged Entity, the Pledgor and the Pledgee execute a new Control Agreement.

Dated:  ______________, ____





                      [NAME OF EXISTING PLEDGEE]

                           By:________________________________________
                           Title:


ACKNOWLEDGED BY:

[NAME OF PLEDGED ENTITY]

By:________________________________________
Title:





ACKNOWLEDGED BY:

[NAME OF PLEDGOR]

By:________________________________________
Title:


                                  E-2

                                                            EXHIBIT G

                AMENDED AND RESTATED SECURITY AGREEMENT

                                 among

                              ELDERTRUST,

               ELDERTRUST OPERATING LIMITED PARTNERSHIP,

                          VARIOUS SUBSIDIARIES

                                  of

                              ELDERTRUST,

                                 and

                  WACHOVIA BANK, NATIONAL ASSOCIATION,

                          as Collateral Agent

                      Dated as of August  30 , 200





                   AMENDED AND RESTATED SECURITY AGREEMENT

     AMENDED AND RESTATED SECURITY AGREEMENT, dated as of August
__, 2002, made by each of the undersigned assignors (each, an "Assignor" and, together with any other entity that becomes a party hereto pursuant to Section 9.10 hereof, the "Assignors") in favor of Wachovia Bank, National Association, as Collateral Agent (the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

                           W I T N E S S E T H:

     WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various banks, Deutsche Bank AG, New York Branch, as issuing bank, and German American Capital Corporation, as administrative agent, entered into a Credit Agreement dated as of January 30, 1998, as amended by First Amendment to Credit Agreement dated as of January 29, 1999, Second Amendment to Credit Agreement dated as of March 31, 1999, Third Amendment to Credit Agreement dated as of January 3, 2000, and Fourth Amendment to Credit Agreement dated as of January 31, 2001 (as so amended, the "Existing Credit Agreement"), pursuant to which the banks party thereto (the "Existing Banks") agreed to make certain loans to the Borrower and issue certain letters of credit for the account of the Borrower upon the terms and conditions set forth therein;

     WHEREAS, the obligations of the Borrower and the REIT under the Existing Credit Agreement are secured in part by a Security Agreement dated as of January 30, 1998 (the "Existing Security Agreement") among the assignors party thereto (the "Existing Assignors") and German American Capital Corporation, as collateral agent (the "Existing Collateral Agent")

     WHEREAS, the Existing Banks have assigned their rights and interests under the Existing Credit Agreement and related documents to the Banks pursuant to a General Assignment and Assumption dated as of the date hereof;

     WHEREAS, the REIT, the Borrower, the Banks, and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), have agreed to amend and restate the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement");

     WHEREAS, pursuant to the Credit Agreement, Wachovia Bank, National Association, has been appointed as collateral agent in place of German American Capital Corporation and the undersigned Assignors have agreed to (and by their signatures hereto agree that they have) become parties to the Existing Security Agreement in place of the original assignors party thereto;

     WHEREAS, the Assignors and the Collateral Agent have agreed to amend and restate the Existing Security Agreement in a manner consistent with the amendment and restatement of the Existing Credit Agreement;

     NOW, THEREFORE, IT IS AGREED that the Existing Security Agreement is hereby amended and restated in its entirety to read as follows:

                                ARTICLE I

                            SECURITY INTERESTS

     1.1 Grant of Security Interests. (a) As security for all of the Obligations of such Assignor, each Assignor does hereby pledge, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following collateral located on, used in connection with the ownership or operation of, or related to any of the Borrowing Base Properties, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets (to the extent such computer programs, intellectual property rights and proprietary information are assignable without violating any agreements governing same), (vi) all other Goods, General Intangibles, Permits, Chattel Paper, Letter-of-Credit Rights, Commercial Tort Claims, Documents and Instruments, (vii) the Reserve Account and all Account Collateral, Borrowing Base Income, Cash Equivalents and other amounts permitted or required to be deposited therein pursuant to the Credit Agreement, (viii) all revenues, receipts, income, accounts, and other Receivables derived or to be derived from the ownership or operation of any Borrowing Base Properties and related facilities located thereon, including, without limitation of the generality of the foregoing, all rent, advance deposits, charges for services and other revenues and income derived or to be derived from the sale or rental of rooms, apartments, units or other facilities, the provision of services, the sale of food, beverages and merchandise, the rental of shops, the leasing of commercial or residential spaces, the granting of concessions (including concessions for the installation of coin-operated machines to the extent of such Assignor's interest therein) within or about any Borrowing Base Properties and related facilities, the rental or operation of parking facilities and the provision of services to guests of any Borrowing Base Properties and related facilities located thereon and any other items of revenue, receipts or other income, (ix) all books and records of each Assignor with respect to any and all of the foregoing and (x) all Proceeds, products and Supporting Obligations of any and all of the foregoing (all of each Assignor's right, title and interest in the above, collectively, the "Collateral").

     (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

                              ARTICLE II

            GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

    Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     2.1. Necessary Filings. With respect to the Collateral that consists of cash, Cash Equivalents and property in which a security interest may be perfected by the filing of a financing statement under the UCC, upon (i) possession by the Collateral Agent or its designee in the case of cash, (ii) the taking of all action required under Articles
8 and 9 of the UCC in the case of Cash Equivalents and Instruments and
(iii) the filing of appropriate financing statements under the UCC in the case of such other Collateral (all of which actions described in preceding clauses (i), (ii) and (iii) shall have been taken and be in full force and effect with respect to such Collateral owned by such Assignor within 10 days following the Effective Date (or 30 days in the case of cash and Cash Equivalents), the Collateral Agent has been granted, for the benefit of the Secured Creditors and pursuant to this Agreement, a legal, valid and enforceable security interest in all right, title and interest of such Assignor in such Collateral, which security interest is (with the exception of cash which is not in the possession of the Collateral Agent) a fully per-fected first lien on, and security interest in, all right, title and interest of such Assignor in all of such Collateral, subject to no other Liens other than Permitted Liens, provided that it will not be a breach of the representation and warranty made in this Section 2.1 if the Collateral Agent does not have a perfected security interest in Cash Equivalents which, in the aggregate, total less than $100,000.

     2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent and the other Secured Creditors.

     2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens and financing statements filed by German American Capital Corporation, as administrative agent under the Existing Security Agreement, as secured party, that will be assigned to the Collateral Agent), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

     2.4. Organizational Identity; Records. The type of organization, jurisdiction of organization, organizational identification number (if applicable), tax identification number (if applicable) and location of the chief executive office and records (collectively, the "Organizational

Identity") of such Assignor are indicated on Annex A hereto for such Assignor. Such Assignor will not change its Organizational Identity except as such Assignor may do so in accordance with the last sentence of this Section 2.4. No Assignor shall change its Organizational Identity until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new Organizational Identity and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new Organizational Identity, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in
Section 2.1 hereof.

     2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral in-tended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect
(and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 2.1 hereof.

     2.6. Reserve Account. (a) The Reserve Account shall be governed by the provisions of the Credit Agreement in addition to the provisions of this Agreement.

     (b) On or prior to the Effective Date, the Borrower shall duly authorize, execute and deliver to the Collateral Agent a Control Agreement substantially in the form of Annex C hereto with respect to the Reserve Account and shall take such other actions as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect, preserve or protect the security interest of the Collateral Agent in the Reserve Account.

     2.7. Recourse. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

     2.8. Legal Names; Trade Names; Change of Name. The exact legal name of such Assignor is indicated on Annex A hereto for such Assignor.
No Assignor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto for such Assignor and new names established in accordance with the last sentence of this Section
2.8. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request,
(ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 2.1 hereof.

                               ARTICLE III

                 SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

     3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that, to the best of such Assignor's knowledge, such Receivable, and all records, papers and documents relating thereto (if any) are what they purport to be, and to the best of such Assignor's knowledge, such Receivable will evidence true and valid obligations of the account debtor named therein.

     3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Con-tracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor).

     3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Collateral Agent as the Collateral Agent shall direct, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, while any such Event of Default is continuing, apply any or all amounts collected pursuant to this Section
3.3 to satisfy the Obligations, which application shall be effected in the manner provided in Section 5.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor; provided, that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3; provided further, that the Collateral Agent will promptly rescind any notice theretofore given under this Section 3.3 after all Events of Defaults have been cured or waived.

     3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with sound business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or materially modify any term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. To the extent consistent with sound business judgment, each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

     3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so col-lected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of busi-ness as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly per-formed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral
Agent, shall be borne by the relevant Assignor.

     3.6. Delivery of Instruments. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be promptly delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, provided that, so long as no Event of Default shall have occurred and be continuing, each Assignor may retain for collection in the ordinary course of business any Instruments received by such Assignor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Assignor, make appropriate arrangements for making any other Instrument pledged by such Assignor available to such Assignor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document). Until such Collateral is delivered to the Collateral Agent, such Assignor shall hold such property in trust for the Secured Creditors, segregated from other property of such Assignor, as additional collateral security for the Obligations.

     3.7. Assignors Remain Liable Under Receivables. Anything herein to the con-trary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable
(or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

     3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

     3.9. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                              ARTICLE IV

                   PROVISIONS CONCERNING ALL COLLATERAL

     4.1. Protection of Collateral Agent's Security. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements; all policies or certificates with respect to such insurance (and any other insurance maintained by such Assignor) (i) shall name the Collateral Agent as additional insured and loss payee as its respective interest may appear and (ii) shall state that such insurance policies shall not be cancelled or materially changed without at least 30 days' prior written notice thereof (or 10 days' prior written notice thereof in the case of non-payment of premium) by the insurer to the Collateral Agent; and certified copies of such policies or certificates with respect thereto shall be deposited with the Collateral Agent. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so name the Collateral Agent as additional insured and loss payee or deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to promptly reimburse the Collateral Agent for all costs and expenses of procuring such insurance. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are dis-tributed to the Secured Creditors, apply such proceeds in accordance with Section 5.4 hereof and in accordance with the Credit Agreement. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

     4.2. Further Actions. Each Assignor will, at its own expense and upon the request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the secu-rity interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral, including, without limitation, (i) executing and delivering such documents, and taking such further actions, as to establish the Collateral Agent's control of any Collateral consisting of Letter-of-Credit Rights or electronic Chattel Paper and (ii) executing and delivering to the Collateral Agent such additional security agreements or amendments to this Agreement in form and substance satisfactory to the Collateral Agent which identify and assign, pledge and create a security interest in new Commercial Tort Claims of such Assignor as they arise.

     4.3. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (subject to Permitted Liens) as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law, provided that the Collateral Agent shall deliver a copy of any said financing statement to the relevant Assignor.

                                ARTICLE V

               REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     5.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

     (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

     (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent;

     (iii) withdraw all monies, securities and instruments in the Reserve Account for application to the Obligations in accordance with Section 5.4 hereof;

     (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 5.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation; and

     (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

          (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

          (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 5.2 hereof;

          (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent for the benefit of the Secured Creditors in accordance with the terms of this Agreement and the Credit Agreement.

     5.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 5.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory re-quirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior writ-ten notice (which notice shall be deemed reasonable) to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice (which notice shall be deemed reasonable) to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the pur-chaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove spe-cified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

     5.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

     (vi) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful miscon-duct;

     (vii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

     (viii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each

Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws. Subject to applicable law, any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

     5.4. Application of Proceeds. (c) All moneys collected by the Collateral Agent (or, to the extent the Pledge and Security Agreement or any Mortgage require proceeds of collateral under such Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee, Assignee or Mortgagee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

     (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (ii) and (iii) of the definition of "Obligations";

     (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 5.4(d) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

     (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 5.4(d) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

     (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 9.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

     (d) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean all principal of, and interest on, all Loans and all Fees and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

     (e) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 5.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

     (f) All payments required to be made to the Bank Creditors hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors.

     (g) For purposes of applying payments received in accordance with this Sec-tion 5.4, the Collateral Agent shall be entitled to rely upon the Administrative Agent under the Credit Agreement for a determination (which the Administrative Agent and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstand-ing Primary Obligations and Secondary Obligations owed to the Bank Creditors. Unless it has actual knowledge (including by way of written notice from a Bank Creditor) to the contrary, the Administrative Agent, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.

     (h) It is understood that the Borrower shall remain liable, the Parent Guarantor shall remain liable, and the Subsidiary Guarantors shall remain jointly and severally liable, in each case to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

     5.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

     5.6. Discontinuance of Proceedings. In case the Collateral Agent shall have insti-tuted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                               ARTICLE VI

                               INDEMNITY

     6.1. Indemnity. (i) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other
Secured Creditor and their respective suc-cessors, permitted assigns, employees and agents (hereinafter in this Section 6.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership or use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, dam-age, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge; provided that the failure to give such notice shall not affect such Indemnitee's right to indemnification hereunder except to the extent (but only to the extent) that such Indemnitee's damages are increased as a result of such failure.

     (j)	Without limiting the application of Section 6.1(a) hereof,
each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (k) If and to the extent that the obligations of any Assignor under this Section 6.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribu-tion to the payment and satisfaction of such obligations which is permissible under applicable law.

     6.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VI shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the discharge thereof.

                              ARTICLE VII

                              DEFINITIONS

     The following terms shall have the meanings herein specified.
Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

"Account Collateral" shall have the meaning provided in the Credit
Agreement.

"Administrative Agent" shall have the meaning provided in the Credit
Agreement.

"Agreement" shall mean this Amended and Restated Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

"Assignor" shall have the meaning provided in the first paragraph of this Agreement.

"Bank Creditors" shall mean the Banks, the Collateral Agent and the Administrative Agent.

"Banks" shall have the meaning provided in the Credit Agreement.

"Borrower" shall have the meaning provided in the recitals of this Agreement.

"Borrowing Base Income" shall have the meaning provided in the Credit
Agreement.

"Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Class" shall have the meaning provided in Section 9.2 of this Agreement.

"Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

"Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

"Commercial Tort Claims" shall mean any "commercial tort claim" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, those claims identified on Annex E hereto, as amended and supplemented from time to time.

"Contract Rights" shall mean all rights of any Assignor under each Contract to which such Assignor is a party or beneficiary, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

"Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, each franchise agreement, each partnership agreement, and each limited liability company agreement or operating agreement).

"Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

"Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

"Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

"Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures, appliances, signs, artwork, office furnishings and equipment, guest room furnishings, linens, dishware, partitions, screens, awnings, shades, blinds, floor coverings and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

"Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

"General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement, limited liability company agreement or operating agreement to which such Assignor is a party or with respect to any partnership or limited liability company of which such Assignor is a partner or a member, as the case may be.

"Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Indemnitee" shall have the meaning provided in Section 6.1 of this Agreement.

"Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically in-clude all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, provided that the term inventory shall not include any liquor located in any jurisdiction to the extent that the laws of such jurisdiction prohibit the creation of a security interest in liquor.

"Letter-of-Credit Rights" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

"Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, the principal of and interest on the Notes issued by, and Loans made to, the Borrower under the Credit Agreement, and all indemnities, fees and interest thereon or owed thereunder) of each Assignor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Credit Document (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) to which such Assignor is a party and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) any and all reasonable sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 6.1 of this Agreement.

"Organizational Identity" shall have the meaning provided in Section
2.4 of this Agreement.

"Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency in connection with the maintenance or operation of any Borrowing Base Property owned or leased by any Assignor.

"Primary Obligations" shall have the meaning provided in Section 5.4(b) of this Agreement.

"Pro Rata Share" shall have the meaning provided in Section 5.4(b) of this Agreement.

"Proceeds" shall have the meaning provided in the Uniform Commercial
Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments
(in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothe-cated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto and
(h) all other writings related in any way to the foregoing.

"REIT" shall have the meaning provided in the recitals of this Agreement.

"Representative" shall have the meaning provided in Section 5.4(d) of this Agreement.

"Required Secured Creditors" shall mean the Required Banks, or, to the extent required by Section 12.12 of the Credit Agreement, the Supermajority Banks or each of the Banks under the Credit Agreement, as the case may be, so long as any Credit Agreement Obligations remain outstanding.

"Requisite Creditors" shall have the meaning provided in Section 9.2 of this Agreement.

"Reserve Account" shall have the meaning provided in the Credit Agreement.

"Secondary Obligations" shall have the meaning provided in Section 5.4(b) of this Agreement.

"Secured Creditors" shall mean the Bank Creditors.

"Secured Debt Agreements" shall mean and include this Agreement and the other Credit Documents.

"Supporting Obligations" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law.

"Termination Date" shall have the meaning provided in Section 9.8 of this Agreement.

                             ARTICLE VIII

                         THE COLLATERAL AGENT

8.1. Appointment. The Secured Creditors, by their acceptance of the benefits of this Agreement, hereby irrevocably designate Wachovia Bank, National Association, as Collateral Agent, to act as specified herein. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its authorized agents or employees. Without limiting the generality of the preceding sentence and notwithstanding the provisions of Section 8.9, Wachovia Bank, National Association, in its capacity as Collateral Agent, shall have the right upon notice to the Borrower and the Banks to transfer and assign all of its rights, duties and obligations as Collateral Agent hereunder and under the other Credit Documents to any of its Affiliates.

     8.2. Nature of Duties. (l) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

     (m) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral (except as required by Section
9.8 hereof) or otherwise as to the maintenance of the Collateral.

     (n) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in this Agreement or any other Secured Debt Agreement.

     (o) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any other Credit Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Credit Document or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

     (p) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

     8.3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of each Assignor in connection with the making and the

                                  20

continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Assignor, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of any Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of any Assignor, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Assignor thereto or as to the security afforded by this Agreement.

     8.4. Certain Rights of the Collateral Agent. (q) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors.

     (r) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Secured Creditors, unless such Secured
Creditors shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

     8.5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex or telecopier message, cablegram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to this Agreement and its duties thereunder, upon advice of counsel selected by it.

     8.6. Indemnification. To the extent the Collateral Agent is not reimbursed and indemnified by any Assignor under this Agreement, the Secured Creditors will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts of

                                   21

Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement (including any amounts required to be returned by the Collateral Agent in respect of Collateral) except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this Article VIII shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this Article VIII are in addition to any indemnities provided by the Banks to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Banks shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section
8.6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Banks who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from the Secured Creditors).

     8.7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as agent under one or more of such Credit Documents, the institution acting as Collateral Agent shall have the rights and powers specified therein and herein for a "Bank", or an "Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks," "Required Banks," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the institution acting as Collateral Agent in its individual capacity. The institution acting as Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Assignor or any Affiliate or Subsidiary of any Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from any Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

     8.8. Holders. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent.
Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     8.9. Resignation by the Collateral Agent. (s) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 30 Business Days' prior written notice

                                   22

to each Assignor and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or (c) below.

     (t) If a successor Collateral Agent shall not have been appointed within said 30 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of each Assignor, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

     (u) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 30th Business Day after the date such notice of resignation was given by the Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

     8.10. Fees and Expenses of Collateral Agent. (v) The Borrower (by its execution and delivery hereof) hereby agrees that it shall pay to Wachovia Bank, National Association, as the initial Collateral Agent, such fees as have been separately agreed to in writing with Wachovia Bank, National Association for acting as Administrative Agent and as Collateral Agent here-under. In the event a successor Collateral Agent is at any time appointed pursuant to the preceding Section 8.9, the Borrower hereby agrees to pay such successor Collateral Agent such reasonable fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations.

     (w) In addition, each Assignor agrees jointly and severally to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).

                               ARTICLE IX

                             MISCELLANEOUS

     9.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered in accordance with the provisions of Section 12.03 of the Credit Agreement, addressed as follows:

     (x) if to any Assignor, at it address set forth opposite its signature below;

     (y) if to the Collateral Agent, at:

                                   23

Wachovia Bank, National Association
Wachovia Securities
Real Estate Debt Capital Markets
301 South College, NC0172
Charlotte, North Carolina  28288
Attention: Rex E. Rudy
Telephone No.:   (704) 374-4248
Facsimile No.:  (704) 383-6205

     (z) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     9.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors).

     9.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement;
or (c) any amendment to or modification of any Secured Debt Agreement (other than this Agreement) or any security for any of the Obligations; whether or not any Assignor shall have notice or knowledge of any of the foregoing.

     9.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

     9.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     9.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE

                                   24

GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS EXCEPT FOR THE CHOICE OF LAW PROVISIONS OF THE NEW YORK UCC.

     9.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and unless the Collateral Agent or any Secured Creditor shall become the absolute owner of any Collateral pursuant hereto, the Collateral Agent and the other Secured Creditors shall not have any obligations or liabilities by reason of or arising out of this Agreement with respect to any such Collateral, nor shall the Collateral Agent or the other Secured Creditors be required or obligated in any manner to perform or fulfill any of the obligations of each Assignor under or with respect to any Collateral.

     9.8. Termination; Release. (aa) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 6.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment has been terminated, no Note is outstanding (and all Loans have been repaid in full), and all Obligations then owing have been paid in full.

     (bb) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

     (cc) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 9.8(a) or (b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to said Section 9.8(a) or (b). The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 9.8.

     9.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts,

                                   25

each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

     9.10. Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement pursuant to the Secured Debt Agreements shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                                   26


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:                            ELDERTRUST, as an Assignor
101 East State Street               By:______________________________
Suite 101                           Name:  D. Lee McCreary, Jr.
Kennett Square,                     Title:  President and CEO
Pennsylvania 19348


Address:                            ELDERTRUST OPERATING LIMITED
PARTNERSHIP, as an Assignor

101 East State Street               By: ElderTrust, general partner
Suite 100
Kennett Square                      By:______________________________
Pennsylvania 19348                  Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                            ET GENPAR, L.L.C., as an Assignor
101 East State Street               By: ElderTrust Operating Limited
                                        Partnership,
Suite 100                               sole member
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET SUB-BERKSHIRE LIMITED
PARTNERSHIP, as an Assignor
101 East State Street               By: ET Berkshire, LLC, general
Suite 100                               partner
Kennett Square                      By: ElderTrust Operating Limited
Pennsylvania 19348                      Partnership, authorized agent

                                    By: ElderTrust, general partner
                                    By:______________________

                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                            ET BERKSHIRE, LLC, as an Assignor

101 East State Street               By: ElderTrust Operating Limited
Suite 100                               Partnership, authorized agent
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET SUB-HERITAGE WOODS, LLC, as an
Assignor

415 McFarlan Road                   By: ElderTrust Operating Limited
Suite 202                               Partnership, sole member
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner
                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                            ET SUB-LEHIGH LIMITED PARTNERSHIP,
                                      as an Assignor

101 East State Street               By: ET LEHIGH, LLC, general partner
Suite 100
Kennett Square                      By: ElderTrust Operating Limited
Pennsylvania 19348                      Partnership, authorized agent

                                    By: ElderTrust, general partner
                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET LEHIGH, LLC, as an Assignor

101 East State Street               By: ElderTrust Operating Limited
Suite 100                           Partnership, authorized agent
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                            ET SUB-PHILLIPSBURG I, LLC, as an
                                    Assignor

101 East State Street               By: ElderTrust Operating Limited
Suite 100                           Partnership, sole member
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner
                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                            ET SUB-RITTENHOUSE LIMITED PARTNERSHIP,
                                    L.L.P., as an Assignor
101 East State Street               By: ET GENPAR, L.L.C., general partner
Suite 100
Kennett Square                      By: ElderTrust Operating Limited
Pennsylvania 19348                  Partnership, sole member

                                    By: ElderTrust, general partner
                                    By:______________________
                                    Name:  D. Lee McCreary
                                    Title:  President and CEO

Address:                            ET SUB-SANATOGA LIMITED PARTNERSHIP,
                                    as an Assignor

101 East State Street               By: ET SANATOGA, LLC, general partner
Suite 100
Kennett Square                      By: ElderTrust Operating Limited
Pennsylvania 19348                      Partnership, authorized agent

                                    By: ElderTrust, general partner
                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                            ET SANATOGA, LLC, as an Assignor

101 East State Street               By: ElderTrust Operating Limited
Suite 100                               Partnership, authorized agent
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

Address:                        ET SUB-WILLOWBROOK LIMITED PARTNERSHIP,
L.L.P., as an Assignor
101 East State Street           By: ET GENPAR, L.L.C., general partner
Suite 100
Kennett Square                  By: ElderTrust Operating Limited
Pennsylvania 19348                  Partnership, sole member

                                By: ElderTrust, general partner
                                By:______________________
                                Name:  D. Lee McCreary, Jr.
                                Title:  President and CEO

[AMENDED AND RESTATED SECURITY AGREEMENT]



Address:                        WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent


Wachovia Securities                  By:______________________
Real Estate Debt Capital Markets     Name:
301 South College, NC0172            Title:
Charlotte, North Carolina  28288

                                     By:______________________
                                     Name:
                                     Title

               SCHEDULE OF ORGANIZATIONAL IDENTITY OF ASSIGNORS

ELDERTRUST

1.   Exact Legal Name:                   ElderTrust
2.   Type of Organization:               Real Estate Investment Trust
3.   Jurisdiction of Organization:       Maryland
4.   Organizational ID #:                D04793238
5.   Tax ID #:                           23-2932973
6.   Chief Executive Office:             101 East State Street
                                         Suite 100
                                         Kennett Square, Pennsylvania
                                         19348

7.   Other Record Locations:             See locations for such Assignor
                                         set forth on Annex B


ELDERTRUST OPERATING LIMITED PARTNERSHIP

1.   Exact Legal Name:                    ElderTrust Operating Limited
                                          Partnership
2.   Type of Organization:                Limited Partnership
3.   Jurisdiction of Organization:        Delaware
4.   Organizational ID #:                 2779401
5.   Tax ID #:                            23-2915846
6.   Chief Executive Office:              101 East State Street
                                          Suite 100
                                          Kennett Square, Pennsylvania
                                          19348

7.   Other Record Locations:              See locations for such Assignor
                                          set forth on Annex B

[AMENDED AND RESTATED SECURITY AGREEMENT]


ET GENPAR, L.L.C.

1.   Exact Legal Name:                    ET GENPAR, L.L.C.
2.   Type of Organization:                Limited Liability Company
3.   Jurisdiction of Organization:        Delaware
4.   Organizational ID #:                 2837222
5.   Tax ID #:                            23-2945800
6.   Chief Executive Office:              101 East State Street
                                          Suite 100
                                          Kennett Square, Pennsylvania
                                          19348

7.   Other Record Locations:              See locations for such Assignor
                                          set forth on Annex B

[AMENDED AND RESTATED SECURITY AGREEMENT]

ET SUB-BERKSHIRE LIMITED PARTNERSHIP

1.   Exact Legal Name:              ET Sub-Berkshire Limited Partnership
2.   Type of Organization:          Limited Partnership
3.   Jurisdiction of Organization:  Delaware
4.   Organizational ID #:           3348003
5.   Tax ID #:                      23-3074125
6.   Chief Executive Office:        101 East State Street
                                    Suite 100
                                    Kennett Square, Pennsylvania
                                    19348

7.   Other Record Locations:        See locations for such Assignor set
                                    forth on Annex B

ET BERKSHIRE, L.L.C.

1.   Exact Legal Name:              ET Berkshire, L.L.C.
2.   Type of Organization:          Limited Liability Company
3.   Jurisdiction of Organization:  Delaware
4.   Organizational ID #:           2981609
5.   Tax ID #:                      23-3074121
6.   Chief Executive Office:        101 East State Street
						Suite 100
                                    Kennett Square, Pennsylvania  19348

7.   Other Record Locations:        See locations for such Assignor set
                                    forth on Annex B

ET SUB-HERITAGE WOODS, L.L.C

1.   Exact Legal Name:              ET Sub-Heritage Woods, L.L.C.
2.   Type of Organization:          Limited Liability Company
3.   Jurisdiction of Organization:  Delaware
4.   Organizational ID #:           2837226
5.   Tax ID #:                      23-2946017
6.   Chief Executive Office:        101 East State Street
                                    Suite 100
                                    Kennett Square, Pennsylvania  19348

7.   Other Record Locations:        See locations for such Assignor set
                                    fourth on Annex B

[AMENDED AND RESTATED SECURITY AGREEMENT]

ET SUB-LEHIGH LIMITED PARTNERSHIP

1.   Exact Legal Name:               ET Sub-Lehigh Limited Partnership
2.   Type of Organization:           Limited Partnership
3.   Jurisdiction of Organization:   Delaware
4.   Organizational ID #:            3348013
5.   Tax ID #:                       23-3074122
6.   Chief Executive Office:         101 East State Street
                                     Suite 100
                                     Kennett Square, Pennsylvania  19348

7.   Other Record Locations:         See locations for such Assignor set
                                     forth on Annex B

ET LEHIGH, L.L.C.

1.   Exact Legal Name:               ET Lehigh, L.L.C.
2.   Type of Organization:           Limited Liability Company
3.   Jurisdiction of Organization:   Delaware
4.   Organizational ID #:            2981611
5.   Tax ID #:                       23-3074118
6.   Chief Executive Office:         101 East State Street
                                     Suite 100
                                     Kennett Square, Pennsylvania  19348

7.   Other Record Locations:         See locations for such Assignor set
                                     forth on Annex B

[AMENDED AND RESTATED SECURITY AGREEMENT]


ET SUB-PHILLIPSBURG I, L.L.C.
1.   Exact Legal Name:                 ET Sub-Phillipsburg I, L.L.C.
2.   Type of Organization:             Limited Liability Company
3.   Jurisdiction of Organization:     Delaware
4.   Organizational ID #:              2837232
5.   Tax ID #:                         23-2945793
6.   Chief Executive Office:           101 East State Street
                                       Suite 100
                                       Kennett Square, Pennsylvania
                                       19348

7.   Other Record Locations:           See locations for such Assignor
                                       set forth on Annex B

ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.

1.   Exact Legal Name:                 ET Sub-Rittenhouse Limited
                                       Partnership, L.L.P.
2.   Type of Organization:             Limited Liability Partnership
3.   Jurisdiction of Organization:     Virginia
4.   Organizational ID #:              L014724-1
5.   Tax ID #:                         23-2946049
6.   Chief Executive Office:           101 East State Street
                                       Suite 100
                                       Kennett Square, Pennsylvania
                                       19348

7.   Other Record Locations:           See locations for such Assignor
                                       set forth on Annex B

[AMENDED AND RESTATED SECURITY AGREEMENT]


ET SUB-SANATOGA LIMITED PARTNERSHIP

1.   Exact Legal Name:               ET Sub-Sanatoga Limited Partnership
2.   Type of Organization:           Limited Partnership
3.   Jurisdiction of Organization:   Delaware
4.   Organizational ID #:            3348017
5.   Tax ID #:                       23-3074124
6.   Chief Executive Office:         101 East State Street
                                     Suite 100
                                     Kennett Square, Pennsylvania  19348

7.   Other Record Locations:         See locations for such Assignor set
                                     forth on Annex B

ET SANATOGA, L.L.C.

1.   Exact Legal Name:               ET Sanatoga, L.L.C.
2.   Type of Organization:           Limited Liability Company
3.   Jurisdiction of Organization:   Delaware
4.   Organizational ID #:            2981604
5.   Tax ID #:                       23-3074120
6.   Chief Executive Office:         101 East State Street
                                     Suite 100
                                     Kennett Square, Pennsylvania  19348

7.   Other Record Locations:         See locations for such Assignor set
                                     forth on Annex B

[AMENDED AND RESTATED SECURITY AGREEMENT]

ET SUB-WILLOWBROOK LIMITED PARTNERSHIP, L.L.P.

1.   Exact Legal Name:               ET Sub-Willowbrook Limited
                                     Partnership, L.L.P.
2.   Type of Organization:           Limited Liability Partnership
3.   Jurisdiction of Organization:   Virginia
4.   Organizational ID #:            L014720-9
5.   Tax ID #:                       23-2946022
6.   Chief Executive Office:         101 East State Street
                                     Suite 100
                                     Kennett Square, Pennsylvania  19348

7.   Other Record Locations:         See locations for such Assignor set
                                     forth on Annex B

               SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

            Assignor                        Location
            --------                        --------

REIT and Borrower                   101 East State Street
                                    Suite 101
                                    Kennett Square, Pennsylvania 19348

ET Sub-Berkshire Limited
  Partnership                       Berkshire Commons
                                    Berks County, Pennsylvania

ET Sub-Heritage Woods, L.L.C.       Heritage Woods
                                    Hampden County, Massachusetts

ET Sub-Lehigh Limited Partnership   Lehigh Commons
                                    Lehigh County, Pennsylvania

ET Sub-Phillipsburg I, L.L.C.
  Phillipsburg                      Warren County, New Jersey

ET Sub-Rittenhouse Limited
  Partnership                       Rittenhouse
                                    City of Philadelphia, Pennsylvania

ET Sub-Sanatoga Limited
  Partnership                       Sanatoga Court
                                    Montgomery County, Pennsylvania

ET Sub-Willowbrook Limited
  Partnership                       Willowbrook
                                    Lackawanna County, Pennsylvania






               FORM OF RESERVE ACCOUNT CONTROL AGREEMENT






                 SCHEDULE OF TRADE AND FICTITIOUS NAMES

     Assignor                               Trade/Fictitious Name
     --------                               ---------------------

1.   ElderTrust                             ElderTrust REIT Co.





                 SCHEDULE OF COMMERCIAL TORT CLAIMS


                                None


                                    2


                           TABLE OF CONTENTS

                              ARTICLE I

SECURITY INTERESTS............................................2
     1.1.  Grant of Security Interests........................2

                              ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.............3
     2.1.  Necessary Filings..................................3
     2.2.  No Liens...........................................3
     2.3.  Other Financing Statements.........................3
     2.4.  Organizational Identity; Records...................4
     2.5.  Location of Inventory and Equipment................4
     2.6.  Reserve Account....................................5
     2.7.  Recourse...........................................5
     2.8.  Trade Names; Change of Name........................5

                             ARTICLE III

SPECIAL PROVISIONS CONCERNING RECEIVABLES;
CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER...................6
     3.1.  Additional Representations and Warranties..........6
     3.2.  Maintenance of Records.............................6
     3.3.  Direction to Account Debtors; Contracting
           Parties; etc.......................................6
     3.4.  Modification of Terms; etc.........................7
     3.5.  Collection.........................................7
     3.6.  Delivery of Instruments............................7
     3.7.  Assignors Remain Liable Under Receivables..........7
     3.8.  Assignors Remain Liable Under Contracts............8
     3.9.  Further Actions....................................8

                              ARTICLE IV

PROVISIONS CONCERNING ALL COLLATERAL..........................8
     4.1.  Protection of Collateral Agent's Security..........8

                                   3

     4.2.  Further Actions....................................9
     4.3.  Financing Statements...............................9

                             ARTICLE V

REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.................10
     5.1.  Remedies; Obtaining the Collateral Upon Default...10
     5.2.  Remedies; Disposition of the Collateral...........11
     5.3.  Waiver of Claims..................................12
     5.4.  Application of Proceeds...........................12
     5.5.  Remedies Cumulative...............................14
     5.6.  Discontinuance of Proceedings.....................15

                           ARTICLE VI

INDEMNITY....................................................15
    6.1.  Indemnity..........................................15
    6.2.  Indemnity Obligations Secured by Collateral;
          Survival...........................................16

                          ARTICLE VII

DEFINITIONS..................................................16

                         ARTICLE VIII

THE COLLATERAL AGENT.........................................21
    8.1.  Appointment........................................21
    8.2.  Nature of Duties...................................22
    8.3.  Lack of Reliance on the Collateral Agent...........22
    8.4.  Certain Rights of the Collateral Agent.............22
    8.5.  Reliance...........................................23
    8.6.  Indemnification....................................23
    8.7.  The Collateral Agent in its Individual Capacity....23
    8.8.  Holders............................................24
    8.9.  Resignation by the Collateral Agent................24
    8.10. Fees and Expenses of Collateral Agent..............24

                                   4

                          ARTICLE IX

MISCELLANEOUS................................................25
    9.1.  Notices............................................25
    9.2.  Waiver; Amendment..................................25
    9.3.  Obligations Absolute...............................25
    9.4.  Successors and Assigns.............................26
    9.5.  Headings Descriptive...............................26
    9.6.  Governing Law......................................26
    9.7.  Assignor's Duties..................................26
    9.8.  Termination; Release...............................26
    9.9.  Counterparts.......................................27
    9.10. Additional Assignors...............................27


                                   5

ANNEX A    Schedule of Organizational Identity of Assignors
ANNEX B    Schedule of Inventory and Equipment Locations
ANNEX C    Form of Reserve Account Control Agreement
ANNEX D    Schedule of Trade and Fictitious Names
ANNEX E    Schedule of Commercial Tort Claims




                                                         EXHIBIT H

               AMENDED AND RESTATED SUBSIDIARIES GUARANTY

     AMENDED AND RESTATED GUARANTY, dated as of August 30, 2002 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each, a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to
Section 23 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                        W I T N E S S E T H:

     WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various banks, Deutsche Bank AG, New York Branch, as issuing bank, and German American Capital Corporation, as administrative agent, entered into a Credit Agreement dated as of January 30, 1998, as amended by First Amendment to Credit Agreement dated as of January 29, 1999, Second Amendment to Credit Agreement dated as of March 31, 1999, Third Amendment to Credit Agreement dated as of January 3, 2000, and Fourth Amendment to Credit Agreement dated as of January 31, 2001 (as so amended, the "Existing Credit Agreement"), pursuant to which the banks party thereto (the "Existing Banks") agreed to make certain loans to the Borrower and issue certain letters of credit for the account of the Borrower upon the terms and conditions set forth therein;

     WHEREAS, the obligations of the Borrower and the REIT under the Existing Credit Agreement are guaranteed in part by a Guaranty dated as of January 30, 1998 (the "Existing Subsidiaries Guaranty") by the guarantors party thereto (the "Existing Guarantors").

     WHEREAS, the Existing Banks have assigned their rights and interests under the Existing Credit Agreement and related documents to the Banks (as hereinafter defined) pursuant to a General Assignment and Assumption dated as of the date hereof;

     WHEREAS, the REIT, the Borrower, the Banks, and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), have agreed to amend and restate the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement");

     WHEREAS, pursuant to the Credit Agreement, the undersigned guarantors, each of which is a direct or indirect Subsidiary of the Borrower, have become parties to the Existing Subsidiaries Guaranty in place of the original guarantors party thereto;

     WHEREAS, the Banks and the Administrative Agent (collectively, the "Creditors") and the Guarantors have agreed to amend and restate the Existing Subsidiaries Guaranty in a manner consistent with the amendment and restatement of the Existing Credit Agreement;

     WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement referred to above and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph; NOW, THEREFORE, IT IS AGREED that the Existing Subsidiaries Guaranty is hereby amended and restated in its entirety to read as follows:

     1. Each Guarantor, jointly and severally, absolutely, irrevocably and unconditionally guarantees to the Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Creditors under the Credit Agreement and each other Credit Document (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and each such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, liabilities and obligations being herein collectively called the "Guaranteed Obligations"), provided that the maximum amount payable by each Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of such Guarantor. As used herein, "Maximum Amount" of any Guarantor means an amount equal to 95% of the amount by which (A) the present fair saleable value of such Guarantor's assets exceeds (B) the total liabilities of such Guarantor (including the maximum amount reasonably expected to come due in respect of contingent liabilities, other than contingent liabilities of such Guarantor hereunder), in each case determined on the Effective
Date (or such other date on which such Guarantor first becomes a party hereto) or on the day any demand is made under this Guaranty, whichever date results in a higher Maximum Amount. Subject to the proviso in the second preceding sentence, each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, against the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.
The Guaranteed Obligations may exceed any Guarantor's Maximum Amount without affecting the liability of such Guarantor hereunder.

     2. Additionally, each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and absolutely,

                                  2

unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

     3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking except to the extent that any such payment or reduction results in the actual permanent reduction of the Guaranteed Obligations, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, mora-torium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

      4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

     5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other guarantor or the Borrower).

     6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, and without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the

                                   3

     rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

          (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Creditors provided that the Creditors will not, without the prior written consent of the respective Guarantor, contractually subordinate the payment of all or any part of the Guaranteed Obligations to any other creditor or creditors of the Borrower, provided further that if any consent required by the immediately preceding proviso is not obtained and contractual subordination as described therein is agreed to, then
     (x) any part of the Guaranteed Obligations not so subordinated will continue to be entitled to the full benefits of this Guaranty and
     (y) with respect to any part of the Guaranteed Obligations so contractually subordinated, such Guarantor will be relieved of its obligations hereunder only to the extent it establishes that it has been actually damaged by such contractual subordination;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement the Credit Documents or any of such other instruments or agreements;

          (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                                   4

          (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from it liabilities under this Guaranty.

     7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute, irrevocable and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

     8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests at a time when any Guaranteed Obligations are outstanding, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been paid in full in cash (it being understood that each Guarantor is not waiving any right of subrogation that it may otherwise have but is only waiving the exercise thereof as provided above).

     10. (i) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor,

                                   5

any other guarantor of the Guaranteed Obligations or any other party;
(ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Bor-rower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

     (j) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks. Each Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     11. In order to induce the Creditors to enter into the Credit Agreement and to make the Loans pursuant to the Credit Agreement, each Guarantor represents, warrants and covenants that:

     (k) Status. Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own or lease its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification,

                                   6

except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor.

     (l) Power and Authority. Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

    (m) No Violation. Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, certificate of partnership, partnership agreement, limited liability company agreement or by-laws of such Guarantor or any of its Subsidiaries.

     (n) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made or contemplated by the Credit Agreement), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

                                 7

     (o) Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of such Guarantor, threatened (i) with respect to this Guaranty or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor.

     12. Each Guarantor covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article VII or VIII of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guar-antor or any of its Subsidiaries.

     13. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty (including reasonable legal fees and expenses) and the out-of-pocket costs and expenses of the Administrative Agent in connection with any amendment, waiver or consent relating hereto
(including reasonable legal fees and expenses).

     14. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of the Required Secured Creditors (as defined in the Security Agreement), it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released.

     15. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to such Guarantor and such Guarantor is familiar with the contents thereof.

     16. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

     17. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Creditor, as provided

                                   8

in the Credit Agreement and (ii) in the case of any Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

    18. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

     19. (A) This Agreement shall be binding upon the successors and assigns of each Guarantor (although no Guarantor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of and be enforceable by the Administrative Agent and the other Secured
Creditors and their respective successors and assigns.  THIS GUARANTY
AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective
30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                                    9

     (B) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (C) EACH GUARANTOR AND EACH CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO
A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     20.  (Intentionally Omitted)

     21. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

     22. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

     23. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                                   10

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


Address:                            ET GENPAR, L.L.C., as Guarantor

101 East State Street               By: ElderTrust Operating Limited
                                        Partnership,
Suite 100                               sole member
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET SUB-BERKSHIRE LIMITED
                                    PARTNERSHIP

101 East State Street               By: ET Berkshire, LLC, general partner
Suite 100
Kennett Square                      By: ElderTrust Operating Limited
Pennsylvania 19348                      Partnership, authorized agent

                                    By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET BERKSHIRE, LLC

101 East State Street               By: ElderTrust Operating Limited
Suite 100                               Partnership, authorized agent
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO



Address:                            ET SUB-HERITAGE WOODS, L.L.C.

101 East State Street               By: ElderTrust Operating Limited
Suite 100                               Partnership, sole member
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:______________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET SUB-LEHIGH LIMITED PARTNERSHIP

101 East State Street               By: ET LEHIGH, LLC, general partner
Suite 100
Kennett Square                      By: ElderTrust Operating Limited
Pennsylvania 19348                      Partnership, authorized agent

                                    By: ElderTrust, general partner

                                    By:______________________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO


Address:                            ET LEHIGH, LLC

101 East State Street               By: ElderTrust Operating Limited
Suite 100                               Partnership, authorized agent
Kennett Square
Pennsylvania 19348                  By: ElderTrust, general partner

                                    By:_____________________________
                                    Name:  D. Lee McCreary, Jr.
                                    Title:  President and CEO

                                   2


Address:                         ET SUB-PHILLIPSBURG I, L.L.C.

101 East State Street            By: ElderTrust Operating Limited
Suite 100                            Partnership, sole member
Kennett Square
Pennsylvania 19348               By: ElderTrust, general partner

                                 By:____________________________
                                 Name:  D. Lee McCreary, Jr.
                                 Title:  President and CEO


Address:                         ET SUB-RITTENHOUSE LIMITED
                                 PARTNERSHIP, L.L.P.

101 East State Street            By: ET GENPAR, L.L.C., general partner
Suite 100
Kennett Square                   By: ElderTrust Operating Limited
Pennsylvania 19348                   Partnership, sole member

                                 By: ElderTrust, general partner

                                 By:_______________________________
                                 Name:  D. Lee McCreary, Jr.
                                 Title:  President and CEO


Address:                         ET SUB-SANATOGA LIMITED PARTNERSHIP

101 East State Street            By: ET SANATOGA, LLC, general partner
Suite 100
Kennett Square                   By: ElderTrust Operating Limited
Pennsylvania 19348                   Partnership, authorized agent

                                 By: ElderTrust, general partner

                                 By:_________________________________
                                 Name:  D. Lee McCreary, Jr.
                                 Title:  President and CEO

                                    3

Address:                         ET SANATOGA, LLC

101 East State Street            By: ElderTrust Operating Limited
Suite 100                            Partnership, authorized agent
Kennett Square
Pennsylvania 19348               By: ElderTrust, general partner

                                 By:_________________________________
                                 Name:  D. Lee McCreary, Jr.
                                 Title:  President and CEO


Address:                         ET SUB-WILLOWBROOK LIMITED
PARTNERSHIP, L.L.P.

101 East State Street            By: ET GENPAR, L.L.C., general partner
Suite 100
Kennett Square                   By: ElderTrust Operating Limited
Pennsylvania 19348                   Partnership, sole member

                                 By: ElderTrust, general partner

                                 By:________________________________
                                 Name:  D. Lee McCreary, Jr.
                                 Title:  President and CEO

                                    4

Accepted and Agreed to:

WACHOVIA BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

By___________________
  Name:
  Title:


                                    5


                                                       EXHIBIT I-1


This document is intended
to be recorded in _______
County, ______________



                 FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF
                        LEASES AND RENTS, SECURITY
                             AGREEMENT AND
                        FIXTURE FILING STATEMENT,

                                made by

                 [_______________________________________],

                              as Mortgagor,

                                   to

         WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent,

                              as Mortgagee.

                          LOCATION OF PREMISES:

                         [ADD PROPERTY ADDRESS]



_______________________________________________________________________
THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
MCGUIREWOODS LLP
One James Center
901 East Cary Street
Richmond, Virginia 23219
Attention: Russell T. Aaronson, III, Esq.




              FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES
                     AND RENTS, SECURITY AGREEMENT AND
                         FIXTURE FILING STATEMENT


     THIS FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT (this "Amendment"), made as of the [____] day of [____], 2002 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, this "Mortgage"), by [_________________________], a [limited partnership organized under the laws of Delaware] ("Mortgagor"), having its principal place of business at 101 East State Street, Suite 101, Kennett Square, Pennsylvania 19348, Attention: D. Lee McCreary, Jr., to WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Collateral Agent for the benefit of the Secured Creditors (defined below) (together with its successors and assigns, "Mortgagee") having its principal place of business at 301 South College, NC0172, Charlotte, North Carolina
28288, Attention:  Rex E. Rudy.

                          W I T N E S S E T H:

     WHEREAS, Mortgagor is the owner of the fee simple interest in the real property described on Exhibit A annexed hereto and made a part hereof;

     WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various banks, Deutsche Bank AG, New York Branch, as issuing bank, and German American Capital Corporation, as administrative agent, entered into a Credit Agreement dated as of January 30, 1998, as amended by First Amendment to Credit Agreement dated as of January 29, 1999, Second Amendment to Credit Agreement dated as of March 31, 1999, Third Amendment to Credit Agreement dated as of January 3, 2000, and Fourth Amendment to Credit Agreement dated as of January 31, 2001 (as so amended, the "Existing Credit Agreement"), pursuant to which the banks party thereto (the "Existing Banks") agreed to make certain loans to the Borrower and issue certain letters of credit for the account of the Borrower upon the terms and conditions set forth therein;

     WHEREAS, the obligations of the Borrower and the REIT under the Existing Credit Agreement are secured in part by a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated as of January 30, 1998 (the "Existing Mortgage") between Mortgagor and German American Capital Corporation, as collateral agent (the "Existing Collateral Agent"), recorded in _______________.

     WHEREAS, the Existing Banks have assigned their rights and interests under the Existing Credit Agreement and related documents to the Banks
(as defined in the Amended and Restated Credit Agreement referenced below) pursuant to an [Assignment of Loan Documents] dated as of the date hereof, and the Existing Collateral Agent has assigned its interest under the Existing Mortgage to the Mortgagee pursuant to an [Assignment of Mortgage] dated as of the date hereof, recorded in the aforesaid land records contemporaneously herewith;

     WHEREAS, the REIT, the Borrower, the Banks, and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), have agreed to amend and restate the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit
Agreement");

     WHEREAS, the Mortgagor and the Mortgagee have agreed to amend the Existing Mortgage in a manner consistent with the amendment and restatement of the Existing Credit Agreement;

     NOW, THEREFORE, IT IS AGREED as follows:

     1. Amendments.  The Existing Mortgage is hereby amended as follows:

        (a) The term "Credit Agreement" as used in the Mortgage, as amended hereby, shall mean the Credit Agreement as defined in the recitals to this Amendment.

        (b) The term "Bank Creditors" or "Secured Creditors" as used in the Mortgage shall mean the Banks and the Administrative Agent as defined in the recitals to this Amendment and the Mortgagee as defined in the first paragraph of this Amendment.

        (c) Any references in the Existing Mortgage to " Interest Rate Protection Agreements," "Other Hedging Agreements," "Letters of Credit," "Unpaid Drawings" and "Other Creditors" shall be of no further force or effect.

        (d) The term "Obligations" as used in the Existing Mortgage is hereby amended to mean:

          (A) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Loans in the maximum principal amount of Seven Million Five Hundred Thousand
Dollars ($7,500,000), lawful money of the United States of America, to be paid with interest in accordance with the Credit Agreement and all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued, and loans made, under the Credit Agreement, and all indemnities, fees and interest thereon or owed thereunder), (B) performance of all of Mortgagor's other obligations under the Credit Documents, (C) any and all sums advanced by the Mortgagee in order to preserve or protect the Mortgaged Property or preserve or protect its security title and interest in the Mortgaged Property, (D) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Mortgagor referred to in clauses (A), (B) and (C) above after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Mortgaged Property, or of any exercise by the Mortgagee of its rights hereunder, together with reasonable attorneys' fees and court costs, and (E) all amounts as to which any indemnitee has the right to reimbursement under paragraph 33 of the Existing Mortgage, as amended hereby.

     (e) All capitalized terms used in Paragraph 1(d) above which are defined in the Credit Agreement, and all other capitalized terms used in the Existing Mortgage that were defined by reference to the Existing Credit Agreement, shall have the meaning set forth in the Credit
Agreement.

     (f) The Organizational Identity (as defined in the Amended and Restated Security Agreement dated as of the date hereof and executed in connection with the Credit Agreement (the "Security Agreement")) and exact legal name of the Mortgagor are set forth in the Security Agreement, and the Mortgagor shall not change its Organizational Identity or legal name except in accordance with the terms of the Security Agreement.

     2. Except as expressly amended herein, all of the terms and conditions of the Existing Mortgage shall remain unchanged and in full force and effect.

     3. The Mortgagor hereby reaffirms its covenant and agreement to perform, comply with, and be bound by each and every one of the terms and provisions of the Existing Mortgage, as amended by this Amendment.

     4. The parties to this Amendment do not intend that this Amendment be construed as a novation of the Existing Mortgage.

     5. Each term and provision of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

     6. In the case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, this Amendment has been duly executed by Mortgagor and the Mortgagee as of the day and year first written above.

WITNESSES					MORTGAGOR

                            [___________________________], [a Delaware
                            limited partnership]


As to Mortgagor, signed,           By: __________________________, its
sealed and delivered in            general partner
the presence of


____________________
Unofficial Witness                 By: __________________________
                                   Name:
                                   Title:

____________________
Unofficial Witness

STATE OF ______________)
                       ) ss
COUNTY OF _____________)


     This instrument was acknowledged before me this ____ day of _______, 2002, by _________________, as _____________ of _____________________,
a ___________, as general partner of [_____________________], [a Delaware limited partnership], on behalf of the partnership, who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.

                                         ____________________________
                                         Name:
Notarial Seal)                           Notary Public
                                         State of ___________________
                                         My Commission Expires:


                                         ____________________________
                                         Notary Public




WITNESSES                          MORTGAGEE

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, as collateral agent

As to Collateral Agent, signed,    By: __________________________
sealed and delivered in            Name:
the presence of                    Title:

____________________
Unofficial Witness

____________________
Unofficial Witness


STATE OF ______________)
                       ) ss
COUNTY OF _____________)


     This instrument was acknowledged before me this ____ day of _______, 2002, by _________________, as _____________ of WACHOVIA BANK, NATIONAL
ASSOCIATION, on behalf of the bank, who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.


                                          ___________________________
                                          Name:
(Notarial Seal)                           Notary Public
                                          State of __________________
                                          My Commission Expires:


                                          ___________________________
                                          Notary Public

                                EXHIBIT A

                               The Premises



                                                          EXHIBIT I-2


This document is intended
to be recorded in Warren
County, New Jersey



                        MORTGAGE, ASSIGNMENT OF
                      LEASES AND RENTS, SECURITY
                            AGREEMENT AND
                       FIXTURE FILING STATEMENT,


                               made by

                    ET SUB-PHILLIPSBURG I, L.L.C.,

                            as Mortgagor,

                                 to

       WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent,

                           as Mortgagee.

                       LOCATION OF PREMISES:

                           PHILLIPSBURG
                     WARREN COUNTY, NEW JERSEY




______________________________________________________________________________
THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
McGuireWoods LLP
901 East Cary Street
Richmond, Virginia  23219
Attention: Russell T. Aaronson



                           TABLE OF CONTENTS

                                                                Page

1.    Definitions and Principles of Construction.................4
2.    Payment and Performance of Obligations.....................5
3.    Warranty of Title..........................................5
4.    Insurance..................................................5
5.    Payment of Impositions, etc................................6
6.    Recourse...................................................6
7.    Casualty, Taking and Application of Proceeds...............6
8.    Assignment of Leases and Rents.............................6
9.    Maintenance of Mortgaged Property..........................7
10.   Operation of the Mortgaged Property........................7
11.   Transfer or Encumbrance of the Mortgaged Property..........7
12.   Changes in Laws Regarding Taxation.........................8
13.   No Credits on Account of the Obligations...................8
14.   Documentary Stamps.........................................8
15.   Usury Laws.................................................8
16.   Books and Records..........................................8
17.   Performance of Other Agreements............................9
18.   Further Acts...............................................9

                                                                    i

19.   Recording of Mortgage......................................9
20.   Prepayment.................................................9
21.   Events of Default.........................................10
22.   Overdue Principal and Interest............................10
23.   Right to Cure Defaults....................................10
24.   Prepayment After Event of Default.........................10
25.   Right of Entry............................................10
26.   Remedies..................................................10
27.   Security Agreement and Fixture Filing.....................13
28.   Actions and Proceedings...................................14
29.   Waiver of Counterclaim....................................14
30.   Recovery of Sums Required To Be Paid......................14
31.   Marshalling and Other Matters.............................14
32.   Handicapped Access........................................14
33.   Indemnification...........................................15
34.   Notices...................................................15
35.   Authority.................................................15
36.   WAIVER OF NOTICE..........................................16
37.   Sole Discretion of Mortgagee..............................16
38.   Non-Waiver................................................16

                                                                   ii

39.   No Oral Change............................................16
40.   Headings, etc.............................................17
41.   Duplicate Originals.......................................17
42.   Successors and Assigns....................................17
43.   Assignments...............................................17
44.   Governing Law; Severability...............................17
45.   Priority of this Mortgage.................................17
46.   Conflicts With Credit Agreement...........................17
47.   Future Advances...........................................17

                                                                  iii

                    MORTGAGE, ASSIGNMENT OF LEASES
                   AND RENTS, SECURITY AGREEMENT AND
                       FIXTURE FILING STATEMENT


     THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT, made as of the 30th day of August, 2002 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, this "Mortgage"), by ET SUB-PHILLIPSBURG I, L.L.C., limited liability company organized under the laws of Delaware ("Mortgagor"), having its principal place of business at 101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348,
Attention: Edward B. Romanov, Jr., to WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Collateral Agent for the benefit of the Secured Creditors (defined below) (together with its successors and assigns, "Mortgagee") having its principal place of business 301 South College, NC0172, Charlotte, North Carolina 28288, Attention: Rex E. Rudy. All capitalized terms used herein shall have the respective meanings set forth in Section 1 hereof.

                             W I T N E S S E T H:

     WHEREAS, Mortgagor is the owner of the fee simple interest and/or a valid leasehold interest in the real property described on Exhibit A annexed hereto and made a part hereof;

     WHEREAS, ElderTrust, a Maryland real estate investment trust, ElderTrust Operating Limited Partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), Wachovia Bank, National Association, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into an Amended and Restated Credit Agreement, dated as of August 30, 2002, providing for the making of Loans to the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Administrative Agent and the Mortgagee are herein called the "Secured Creditors");

     WHEREAS, pursuant to an Amended and Restated Subsidiaries Guaranty, dated as of the date hereof, made jointly and severally by the Mortgagor and the other Subsidiary Guarantors for the benefit of the Secured Creditors, the Mortgagor has guaranteed to the Secured Creditors and the Mortgagee the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents;

     WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that the Mortgagor shall have executed and delivered to the Mortgagee this Agreement; and

     WHEREAS, Mortgagor desires to execute and deliver this Mortgage to satisfy the condition described in the preceding paragraph and to secure the following: (A) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Loans in the maximum principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), lawful money of the United States of America, to be paid with interest in accordance with the Credit Agreement and all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued, and loans made, under the Credit Agreement, and all indemnities, fees and interest thereon or owed thereunder), (B) performance of all of Mortgagor's other obligations under the Credit Documents, (C) any and all sums advanced by the Mortgagee in order to preserve or protect the Mortgaged Property or preserve or protect its security title and interest in the Mortgaged Property, (D) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Mortgagor referred to in clauses (A),
(B) and (C) above after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Mortgaged Property, or of any exercise by the Mortgagee of its rights hereunder, together with reasonable attorneys' fees and court costs, and (E) all amounts as to which any indemnitee has the right to reimbursement under paragraph 33 of this Mortgage, as amended hereby.

     TOGETHER WITH: all appurtenant right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements and the following property, rights, interests and estates being hereinafter collectively referred to as the "Mortgaged Property", which Mortgaged Property constitutes a "Property" under and as defined in the Credit Agreement):

     (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

     (b) all machinery, equipment, fixtures (including, but not limited to any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, lighting, communications and elevator fixtures, laundry, incinerating, air conditioning and air cooling

                                   2

equipment and systems, gas and electric machinery, and equipment, disposals, dishwashers, furniture, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities of all kinds, and other utilities whether or not situated in easements, together with all accessions, replacements, betterments and substitutions for any of the foregoing) and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Mortgage;

     (c) all awards or payments, including interest thereon, which may heretofore or hereafter be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Mortgaged Property;

     (d) all leasehold estates, leases, licenses, concession agreements, franchises and other occupancy agreements and other agreements, including, without limitation, any operating lease, demising, leasing or granting rights of possession or use, or, to the extent of the interest therein of the Mortgagor, any sublease, sub-sublease, underletting or sublicense, which now or hereafter may affect the Mortgaged Property or any part thereof or interest therein, and all renewals, extensions, subleases or assignments thereof, (individually, a "Lease" and collectively, the "Leases"), and all rents, issues, profits, royalties, receipts, revenues, accounts receivable, security deposits and other deposits (subject to the prior right of tenants making such deposits) and income, including fixed, additional and percentage rents, occupancy charges, operating expense reimbursements, reimbursements for increases in taxes, sums paid by tenants to the Mortgagor to reimburse the Mortgagor for amounts originally paid or to be paid by the Mortgagor or its agents or affiliates for which such tenants were liable, as, for example, tenant improvement costs in excess of any work letter, lease takeover costs, moving expenses and tax and operating expense pass-throughs for which a tenant is solely liable, marketing association dues, late charges, tenant association dues, administrative cost reimbursements, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services, deficiency rents and liquidated damages and other benefits, including all property income
(the "Rents") and all proceeds from the sale or other disposition of the Leases;

                                    3

     (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged
Property;

     (f) any and all real estate tax refunds payable to Mortgagor with respect to the Mortgaged Property, and refunds or reimbursements payable with respect to bonds, escrow accounts, or other sums payable in connection with the use, development, or ownership of the Mortgaged Property;

     (g) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property; and

     (h) all (i) general intangibles, contract rights and accounts receivable arising from any of the foregoing, (ii) any and all replacements and renewals of or additions and substitutions to any of the foregoing and (iii) all proceeds of any of the foregoing.
TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever and Mortgagor hereby binds itself and its successors and assigns to warrant and forever defend the Mortgaged Property unto Mortgagee and its successors and assigns against the claim or claims of all persons claiming or to claim the same, or any part thereof. PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay and perform the Obligations at the time and in the manner provided in the Credit Documents, these presents and the estate hereby granted shall cease, terminate and be void; AND, to protect the security of this Mortgage, Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

     1. Definitions and Principles of Construction. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any of its successors and/or assigns," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein.

     "Access Laws" has the meaning provided in paragraph 32 hereof.

     "Credit Agreement" has the meaning provided in the second recital hereto.

                                  4

     "Equipment" has the meaning provided in paragraph (b) of the seventh recital hereto.

     "Impositions" means all real estate and personal property taxes, water, sewer and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind or nature whatsoever, which may at any time prior to, at or after the execution hereof be assessed, levied or imposed by, in each case a Governmental Authority upon the Mortgaged Property or the property income or the ownership, use, occupancy or enjoyment thereof, and any interest, costs and penalties with respect to any of the foregoing.

     "Improvements" has the meaning provided in the seventh recital hereto.

     "Leases" has the meaning provided in paragraph (d) of the seventh recital hereto.

     "Mortgage" has the meaning provided in the first paragraph hereof.

     "Mortgagee" has the meaning provided in the first paragraph hereof.

     "Mortgaged Property" has the meaning provided in the seventh recital hereto.

     "Mortgagor" has the meaning provided in the first paragraph hereof.

     "Obligations" has the meaning provided in the seventh recital hereto.

     "Other Charges" has the meaning set forth in Section 5 hereof.

     "Premises" has the meaning provided in the seventh recital hereto.

     "Rents" has the meaning provided in paragraph (d) of the seventh recital hereto.

     "UCC Collateral" has the meaning provided in paragraph 27 hereof.

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of New Jersey.

     2. Payment and Performance of Obligations. Mortgagor will pay and perform the Obligations at the time and in the manner provided in the Credit Documents without offset or counterclaim.

     3. Warranty of Title. Mortgagor represents and warrants that it has good fee simple title and/or a valid leasehold interest in and to the Premises and the Improvements and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage and to mortgage, give, grant, bargain, sell, alien, convey, confirm, encumber, pledge, assign and hypothecate the same and that Mortgagor possesses an unencumbered fee and/or leasehold estate in the Premises and the Improvements free and clear of all Liens, encumbrances, defenses, offsets and charges whatsoever except for the Permitted Encumbrances. Mortgagor

                                   5

shall forever warrant, defend and preserve such title and the validity and priority of the Lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons and parties whomsoever.

     4. Insurance. Mortgagor, at its sole cost and expense, is required to obtain the insurance coverages set forth in the Credit Agreement in respect of the Mortgaged Property in accordance with the provisions thereof.

     5. Payment of Impositions, etc. Mortgagor shall pay all Impositions now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof and all ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof
(the "Other Charges") as same become due and payable. Mortgagor will deliver to Mortgagee, promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Impositions and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Mortgaged Property (except that, after prior written notice to Mortgagee, Mortgagor, at its own expense, may contest the amount or validity or application in whole or in part of any of the Impositions or Other Charges), and shall promptly pay for all utility services (including gas, electricity, steam, water, sewer and any other services or other charges of a similar nature, whether public or private) provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of real estate taxes prior to the date the same shall become delinquent. Mortgagor will pay all taxes, charges, filing, registration and recording fees, excises and levies imposed in connection with the recording of this Mortgage or imposed upon Mortgagee by reason of its ownership of this Mortgage, other than income, estate, inheritance, excess profits, franchise and doing business taxes or similar taxes, and shall pay any and all stamp taxes and other taxes required to be paid on the Obligations. In the event Mortgagor fails to make any such payment within thirty (30) days after written notice thereof from Mortgagee, then Mortgagee shall have the right, but shall not be obligated to, pay the amount due and Mortgagor shall, on demand, reimburse Mortgagee for said amount.

     6. Recourse. Section 2.7 of the Security Agreement is hereby incorporated herein by reference as if set forth in full.

     7. Casualty, Taking and Application of Proceeds. If a Casualty Event or a Taking occurs, Mortgagor's and Mortgagee's respective rights and obligations with respect thereto, and the provisions governing the collection and application of Insurance Proceeds and Condemnation Proceeds received in connection therewith contained in the Credit Agreement shall be applicable and are hereby incorporated herein by reference as if set forth in full.

     8. Assignment of Leases and Rents. (a) Mortgagor hereby absolutely unconditionally and irrevocably transfers, assigns, conveys and sets over unto Mortgagee all of Mortgagor's right, title and interest in and to all current and future Leases, Rents and other property income,

                                   6

it being intended by Mortgagor that this assignment constitutes a present, absolute transfer and assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any Lease or otherwise impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance satisfactory to Mortgagee, as may hereafter be reasonably requested by Mortgagee to further evidence and confirm such assignment.

Subject to the terms of this paragraph 8 and Section 7.11 of the Credit Agreement, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents and the other property income; provided, that Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Obligations, in trust for the benefit of Mortgagee for use in the payment of such sums.

Upon the occurrence of an Event of Default, the license granted to Mortgagor in this paragraph 8 shall automatically be revoked, and Mortgagee shall immediately be entitled to possession of all Rents and other property income, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents and the other property income. Any Rents and other property income collected after the revocation of the license may be applied toward payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper.

     9. Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be maintained in a good and safe condition and repair (subject to the provisions of the Credit Agreement relating to Casualty Events and Takings). The Improvements and the Equipment shall not be removed, demolished or materially altered (except for replacement of the Equipment in the ordinary course of business) without the consent of Mortgagee. Mortgagor shall comply in all material respects with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof. Mortgagor shall not undertake to construct any new building or material Improvement on the Mortgaged Property without Mortgagee's prior written consent. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof without Mortgagee's prior written consent. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee except as required by applicable law.

     10. Operation of the Mortgaged Property. Mortgagor will obtain and maintain all material licenses, authorizations, permits and/or approvals necessary for the ownership, operation and management of the Mortgaged Property, including, without limitation, all required environmental permits.

                                    7

     11. Transfer or Encumbrance of the Mortgaged Property.  (a)
Except for transfers permitted pursuant to the Credit Agreement, Mortgagor shall not sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof. A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this paragraph 11 shall be deemed to include any installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments or any agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or any sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents or other property income.

Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon Mortgagor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property in violation of this Mortgage, or any other Mortgage Loan Document. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property that is not a transfer permitted pursuant to the terms of the Credit Agreement, regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property.

     12. Changes in Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Obligations from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Obligations or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall notify Mortgagor thereof and Mortgagee shall have the option, upon the expiration of such 30-day period to declare the Obligations immediately due and payable.

     13. No Credits on Account of the Obligations. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Obligations for any part of the Impositions or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Obligations. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than thirty (30) days, to declare the Obligations immediately due and payable.

     14. Documentary Stamps. Mortgagor shall pay, together with interest, fines, and penalties, if any, any documentary stamp, recording, transfer, mortgage, intangibles or other taxes or fees whatsoever due under applicable laws in connection with the making, execution, delivery, filing of record, recordation, release, or discharge of this Mortgage.

                                    8

     15. Usury Laws. It is the intent of the Mortgagor and the Mortgagee in the execution of this Mortgage and all other instruments evidencing or securing the Obligations to contract in strict compliance with the relevant usury laws. In furtherance thereof, the Mortgagor and the Mortgagee stipulate and agree that none of the terms and provisions contained in this Mortgage shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by relevant law.

     16. Books and Records. Mortgagor shall keep books and records of account in accordance with the applicable provisions of the Credit Agreement.

     17. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     18. Further Acts. Mortgagor will, at the expense of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. In the event that the legal description attached hereto is inaccurate or does not fully describe all of the real property in which the Mortgagor has an interest, Mortgagor hereby agrees to the amendment of such legal description and the legal description contained in the corresponding title policy so that such error is corrected, and Mortgagor shall execute and cause to be recorded, if applicable, such documentation as may be appropriate for such purpose. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this paragraph 18.

     19. Recording of Mortgage. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a Lien or security interest or evidencing the Lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice

                                    9

of and fully to protect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage and the Notes, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

     20. Prepayment. The Loans may only be prepaid in accordance with the terms of the Credit Agreement and the other Credit Documents.

     21. Events of Default. The Obligations shall become immediately due and payable at the option of Mortgagee upon the occurrence of an Event of Default (as defined in the Credit Agreement).

     22. Overdue Principal and Interest. Section 1.08 of the Credit Agreement requires interest to be paid at a higher rate ("Overdue Rate") in certain circumstances. This charge shall be added to the Obligations, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Obligations, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default. If the Overdue Rate is above the maximum rate permitted by applicable law, the Overdue Rate shall be the maximum rate permitted by applicable law.

     23. Right to Cure Defaults. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Obligations, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph 23, shall constitute a portion of the Obligations and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Overdue Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee together with interest thereon calculated at the Overdue Rate shall be deemed to constitute a portion of the Obligations and be secured by this Mortgage and the other Credit Documents and shall be immediately due and payable upon demand by Mortgagee therefor.

                                  10

     24. Prepayment After Event of Default. If following the occurrence of any Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Obligations at any time prior to a sale of the Mortgaged Property either through foreclosure or the exercise of other remedies available under this Mortgage, such tender by Mortgagor shall be deemed to be a voluntary prepayment under the Credit Agreement and the Notes in the amount tendered and Mortgagor may be obligated under the Credit Agreement to pay additional sums to Mortgagee as the result of such voluntary prepayment.

     25. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

     26. Remedies. (a) Upon the occurrence of any Event of Default, Mortgagee may at its election, take such action permitted at law or in equity, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, any one or more of the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

     (i) declare the entire unpaid Obligations to be immediately due and payable;

     (ii) institute proceedings for the complete foreclosure of this Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

     (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Obligations then due and payable, subject to the continuing Lien of this Mortgage for the balance of the Obligations not then due;

     (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such times and places, upon such terms and after such notice thereof as may be required or permitted by law;

     (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Credit Agreement, in the Notes or in any other Credit Documents;

     (vi) recover judgment on the Notes either before, during or after any proceedings for the enforcement of this Mortgage;

     (vii) as a matter of right and without notice to Mortgagor or anyone claiming under Mortgagor, and without regard to the then value of the Mortgaged Property or the interest of Mortgagor therein, apply

                                  11

to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in paragraph 25 and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated;

     (viii) enforce Mortgagee's interest in the Leases, Rents and other property income and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable;
(C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, Rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Obligations, after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; and

     (ix) pursue such other rights or remedies as may be available under the Credit Agreement, the Notes, any of the other Credit Documents or otherwise at law or in equity.

In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a Lien on the remaining portion of the Mortgaged Property.

     (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper.

     (c) Mortgagee may adjourn from time to time any sale to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may cause such sale to be made at the time and place to which the same shall be so adjourned.

                                   12

     (d) Upon the completion of any sale made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser a good and sufficient instrument conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute shall lawfully do by virtue hereof. Any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the property and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

     (e) Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Obligations the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

     (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the Lien of this Mortgage upon the Mortgaged Property or any part thereof, or any Liens, rights, powers or remedies of Mortgagee hereunder, but such Liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     27. Security Agreement and Fixture Filing. (a) This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Obligations, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph 27 the "UCC Collateral"). If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care,

                                   13

protection and preservation of the UCC Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the UCC Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the UCC Collateral and in enforcing the rights hereunder with respect to the UCC Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the UCC Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the UCC Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper.

     (b) Certain of the Mortgaged Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Premises, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Mortgaged Property that is or may become fixtures.

The principal place of business of Mortgagor and the place where Mortgagor's books and records in respect of the Mortgaged Property are kept is the address of Mortgagor first set forth above.

     28. Actions and Proceedings. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the Lien of any deed of trust, mortgage or other security instrument discharged in whole or in part by the Obligations, and any such subrogation rights shall constitute additional security for the payment of the Obligations.

     29. Waiver of Counterclaim. Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Mortgagee against Mortgagor, or in any matters whatsoever arising out of or in any way connected with this Mortgage, the Credit Agreement, the Notes, any of the other Credit Documents or the Obligations.

     30. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due

                                   14

and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     31. Marshalling and Other Matters. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

     32. Handicapped Access. (a) Mortgagor agrees that the Mortgaged Property shall comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access, and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and
Facilities (collectively "Access Laws"). Notwithstanding any provisions set forth herein or in any other document regarding Mortgagee's approval of alterations of the Mortgaged Property, Mortgagor shall not alter the Mortgaged Property in any manner which would increase Mortgagor's responsibilities for compliance with the applicable Access Laws after completion of the alterations without the prior written approval of Mortgagee. The foregoing shall apply to tenant improvements constructed by Mortgagor or by any of its tenants. Mortgagee may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Mortgagee. Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     33. Indemnification. Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Mortgagee by reason of (a) ownership of this Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents or other property income; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage;
(e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any

                                   15

part thereof; or (f) any failure of the Mortgaged Property to comply with any Access Laws, except to the extent any of the foregoing result from, or arise out of, Mortgagee's gross negligence or willful misconduct. Any amounts payable to Mortgagee by reason of the application of this paragraph 33 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Overdue Rate from the date loss or damage is sustained by Mortgagee until paid. The obligations and liabilities of Mortgagor under this paragraph 33 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure, delivery of a deed in a non-judicial foreclosure or delivery of a deed in lieu of foreclosure of this Mortgage.

     34. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be delivered in the manner specified for notices in the Credit Agreement to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Mortgagor or Mortgagee, as the case may be, shall in like manner designate in writing.

     35. Authority. (a) Mortgagor represents and warrants that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed. Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     36. WAIVER OF NOTICE. MORTGAGOR SHALL NOT BE ENTITLED TO ANY NOTICES OF ANY NATURE WHATSOEVER FROM MORTGAGEE EXCEPT WITH RESPECT TO MATTERS FOR WHICH THIS MORTGAGE OR THE OTHER CREDIT DOCUMENTS SPECIFICALLY AND EXPRESSLY PROVIDE FOR THE GIVING OF NOTICE BY MORTGAGEE TO MORTGAGOR
AND EXCEPT WITH RESPECT TO MATTERS FOR WHICH MORTGAGEE IS REQUIRED BY APPLICABLE LAW TO GIVE NOTICE, AND MORTGAGOR HEREBY EXPRESSLY WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM MORTGAGEE WITH RESPECT TO ANY MATTER FOR WHICH THIS MORTGAGE OR THE OTHER CREDIT DOCUMENTS DOES NOT SPECIFICALLY AND EXPRESSLY PROVIDE FOR THE GIVING OF NOTICE BY MORTGAGEE TO MORTGAGOR.

     37. Sole Discretion of Mortgagee. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     38. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of

                                   16

any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Credit Agreement, the Notes or the other Credit Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Obligations or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Credit Agreement, the Notes, this Mortgage or the other Credit Documents. Mortgagee may resort for the payment of the Obligations to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage or to pursue other remedies available in the other Credit Documents or at law or in equity. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded in the other Credit Documents or at law or in equity.

    39. No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     40. Headings, etc. The headings and captions of various paragraphs of this Mortgage and the Table of Contents contained herein are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     41. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

     42. Successors and Assigns. This Mortgage applies to, inures to the benefit of and binds the parties hereto and their respective successors and assigns.

     43. Assignments. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

     44. Governing Law; Severability. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York including, without limitation, Section 5-1401 of the General Obligations Law, but otherwise without regard to conflict of law principles; provided, however, that with respect to the creation, attachment, perfection, priority and enforcement of the Liens created by this Mortgage, this Mortgage shall be governed by and construed in accordance with the laws

                                   17

of the State of New Jersey. In the event that any provision or clause of this Mortgage conflicts with Applicable Laws, such conflicts shall not affect other provisions of this Mortgage which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage are declared to be severable.

     45. Priority of this Mortgage. The parties hereto intend that this Mortgage create a first priority, perfected Lien upon and security interest in the Premises and all other portions of the Mortgaged Property for so long as any of the Obligations remain outstanding, subject only to Permitted Encumbrances. Therefore, notwithstanding the relative priority of recordation of this Mortgage and any other instrument of record with respect to the Mortgaged Property or any portion thereof, the Liens and security interests created hereby in the Mortgaged
Property are and shall be superior to the Liens and security interests created by any such instrument, subject only to Permitted Encumbrances.

     46. Conflicts With Credit Agreement. If any term or provision of this Mortgage shall contradict or otherwise conflict with any term or provision of the Credit Agreement, the parties hereto agree that the term or provision contained in the Credit Agreement shall control for so long as the Credit Agreement remains in force in respect of Mortgagor.

     47. Future Advances. In addition to all other indebtedness secured by this Mortgage, this Mortgage shall also secure and shall constitute a first Lien on the Mortgaged Property for all future advances made by Mortgagee to Mortgagor for any purpose within twenty (20) years from the date of this Mortgage to the same extent as if such advances were made on the date of the execution of this Mortgage. Any such advances may be made at the option of Mortgagee. The total amount of the indebtedness, including future advances, that is secured by this Mortgage, may increase or decrease from time to time, but shall not exceed a maximum principal amount of $7,500,000 at any one time, plus accrued and unpaid interest thereon and any disbursements made by Mortgagee for the payment of taxes, levies or insurance on all or any part of the Mortgaged Property encumbered by this Mortgage, with accrued and unpaid interest on such disbursement.

     IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor as of the day and year first written above.

                                    MORTGAGOR

                                   ET SUB-PHILLIPSBURG I, L.L.C., a
                                    Delaware Limited liability company

                                   18

                                   By: ElderTrust Operating Limited
                                       Partnership, sole member

                                   By: ElderTrust, general partner
                                   By:______________________
                                   Name:  D. Lee McCreary, Jr.
                                   Title:  President and CEO

STATE OF _____________)
                      ) ss
COUNTY OF ____________)


     On this ____ day of August, 2002, before me personally appeared
D. Lee McCreary, Jr., who acknowledged himself to be the President and CEO of ElderTrust, general partner of ElderTrust Operating Limited Partnership, sole member of ET Sub-Phillipsburg I, L.L.C., a Delaware limited liability company, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such officer.

                                _____________________________________
                                Name:
(Notarial Seal)                 Notary Public
                                My Commission Expires:

                                  19

                                                         EXHIBIT A


                    Legal Description of Property



                                                         EXHIBIT J

                    OFFICER'S SOLVENCY CERTIFICATE

     I, the undersigned, the Chief Executive Officer of ElderTrust, a real estate investment trust organized and existing under the laws of the State of Maryland (the "REIT"), do hereby certify on behalf of the REIT that:

     1. This Certificate is furnished pursuant to Section 4.14 of the Amended and Restated Credit Agreement, dated as of August 30, 2002, among the REIT, ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), the lenders from time to time party thereto, and Wachovia Bank, National Association, as Administrative Agent (such Amended and Restated Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

     2. For purposes of this Certificate, the terms below shall have the following definitions:

     (a)  "Fair Value"

          The amount at which the assets, in their entirety, of each of
          (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

     (b)  "Present Fair Salable Value"

          The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) are sold with reasonable promptness under normal selling conditions in a current market.

     (c)  "New Financing"

          The indebtedness incurred or to be incurred by the REIT and its Subsidiaries under the Credit Documents and all other financing contemplated by the Credit Documents.

     (d)  "Stated Liabilities"

          The recorded liabilities (including Contingent Liabilities that would be recorded in accordance with GAAP consistently applied) of the REIT, and its Subsidiaries at ___________, 2002, together with (i) the net change in long-term debt (including current maturities) between ___________, 2002 and the date hereof and
          (ii) without duplication, the amount of all New Financing.

     (e)  "Contingent Liabilities"

          The maximum estimated amount of liability reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of the REIT and its Subsidiaries (exclusive of such Contingent Liabilities to the extent reflected in Stated Liabilities).

     (f)  "Will be able to pay its Stated Liabilities, including
          Contingent Liabilities, as they mature."

          For the period from the date hereof through the stated maturity of all New Financing, each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will have sufficient assets and cash flow to pay their respective Stated Liabilities and Contingent Liabilities as those liabilities mature or otherwise become due.

     (g)  "Does not have Unreasonably Small Capital"

          For the period from the date hereof through the stated maturity of all New Financing, each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis), after consummation of all Indebtedness (including the Loans) being incurred or assumed and Liens created by the REIT and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern despite moderately negative deviations from the Projections discussed below.

     3. For purposes of this Certificate, I, or officers of the REIT and the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

     (a) I have reviewed the financial statements and Projections referred to in Sections 4.15 and 6.05 of the Credit
          Agreement.

     (b)  I have read:

          1. the Credit Documents and the respective Schedules and Exhibits thereto.

     (c)  With respect to Contingent Liabilities, I:

          1. inquired of certain officials of the REIT and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all Contingent Liabilities known to them;

          2. confirmed with senior officers of the REIT and its Subsidiaries that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Contingent Liabilities made known to me in the course of my inquiry and that (ii) the amounts relating thereto were the estimated amount of liability reasonably likely to result therefrom as of the date hereof;

                                    2

          3. I hereby certify that, to the best of my knowledge, all material Contingent Liabilities have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Contingent Liability the estimated amount of liability reasonably likely to result therefrom was used in making such certification.

     (a) I have made inquiries of certain officers of the REIT and its Subsidiaries which have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause each of (i) the REIT and its Subsidiaries (taken as whole) or (ii) the Borrower (on a stand-alone basis) after giving effect to the financing transactions (including the incurrence of the New Financing), to (x) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Contingent Liabilities; (y) have Unreasonably Small Capital; or (z) not be able to pay its Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

      4. Based on and subject to the foregoing, I hereby certify on behalf of the REIT that, after giving effect to the financing transactions (including the New Financing), it is my informed opinion that as of the date hereof (x) the Fair Value and Present Fair Salable Value of the assets of each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) exceed their respective Stated Liabilities and Contingent Liabilities; (y) each of
(i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will not have Unreasonably Small Capital; and (z) each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will be able to pay each of their respective Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

     IN WITNESS WHEREOF, the REIT has caused its duly authorized chief accounting officer to execute and deliver this Certificate this _______ day of August, 2002.

                                        ELDERTRUST OPERATING LIMITED
                                        PARTNERSHIP


                                        By____________________________
                                        Name:  D. Lee McCreary, Jr.
                                        Title: President and CEO
                                    3

                                                      EXHIBIT L

                  ELDERTRUST OPERATING LIMITED PARTNERSHIP

                   BORROWING BASE AVAILABILITY CERTIFICATE

The Borrowing Base Availability for the fiscal quarter ended ___________,
 200_, is determined as the lesser of A) 50% of the Appraised Value ("App. Value") and B) 60% of the Capitalized Adjusted Net Operating Income ("Cap. Value"). The Adj. NOI is determined as the net operating income of a Borrowing Base Property for the fiscal quarter most recently ended annualized less Reserves, the sum of which divided by the Capitalization Rate. The Reserves are defined to be $300 per bed per annum. The Capitalization Rate is defined as 11.5%.


                           Method A                 Method B
                    ----------------------   ---------------------
Property Name       App. Value    Adv. Amt   Cap. Value  Adv. Amt.  BB Availability
-------------       ----------    --------   ----------  ---------  ---------------
Berkshire Commons

Lehigh Commons

Sanatoga Court

Phillipsburg

Heritage Woods

Willowbrook

Rittenhouse

Total


                                                          EXHIBIT M-1

                   ELDERTRUST OPERATING LIMITED PARTNERSHIP

               QUARTERLY BORROWING BASE PROPERTY FINANCIAL REPORT

To the Administrative Agent and each of the Banks party to the Amended and Restated Credit Agreement, dated as of Agusut 30, 2002 among
ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, and Wachovia Bank, National Association, as Administrative Agent.

     The Operating Statement for [identify Borrowing Base Property] attached hereto, which covers the period from ________ to __________, is true and correct in all material respects to the best of my knowledge.

                                               Sincerely,

NOTE: The Operating Statement should be in form of, and provide the information as set forth in, the operating statements for the Borrowing Base Properties provided by the Borrower to the Administrative Agent prior to the Effective Date.


                                                         EXHIBIT N

                 ELDERTRUST OPERATING LIMITED PARTNERSHIP

                        QUARTERLY CASH FLOW REPORT

To the Administrative Agent and each of the Banks party to the Amended and Restated Credit Agreement, dated as of August 30, 2002, among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, and Wachovia Bank, National Association, as Administrative Agent.

EBITDA

Operating profit                     $
Depreciation and amortization
Interest income
Corporate expenses
Other non-cash charges

EBITDA

Cash interest payments               $
FF&E - existing properties
Capex - new units
Cash taxes
Debt maturities, net of new issuances
Debt prepayments
Dividends
Dispositions
Acquisitions
Changes in other operating accounts

NET CASH FLOW

     This Cash Flow Report is for ElderTrust, the Borrower and its Subsidiaries on a consolidated basis for the period ending __________, is true and correct in all material respects to the best of my knowledge.

                                             Sincerely,

                                                        EXHIBIT O

                  Subordination Provisions to be attached
                    to each Intercompany Note evidencing
                   a loan made by a Subsidiary Guarantor
                   that is not a Wholly-Owned Subsidiary

     Section 1.01. Subordination of Liabilities. _________________ (the "Company"), for itself, its successors and assigns, covenants and agrees, and each holder of the Intercompany Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 hereof). The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

     Section 1.02. Company not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 hereof) owing in respect of such Senior Indebtedness, in each case to the extent due and owing, shall first be paid in full in cash, before any payment of any kind or character, whether in cash, property, securities or otherwise, is made on account of the Subordinated Indebtedness.

     (b) If any default or event of default under the Credit Agreement (as defined in Section 1.07 hereof) is then in existence or would result therefrom, the Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash. Each holder of the Note hereby agrees that, so long as any such default or event of default exists, it will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Note.

     (c) In the event that notwithstanding the provisions of the preceding subsections (a) and (b) of this Section 1.02, the Company shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a) or (b), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions hereof or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give the holder of the Note prompt written notice of any event which would prevent payments under Section 1.02(a) or (b) hereof.

     Section 1.03. Subordination to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

     (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate (including the default rate) provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

     (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

     (c) In the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                                    2

     Without in any way modifying the provisions hereof or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

     Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue hereof which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     Section 1.05. Obligation of the Company Unconditional. Nothing contained herein or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor, except as specifically provided herein, shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the rights, if any, herein of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to herein, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or hereof.

     Section 1.06. Subordination Rights not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the

                                   3

Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

     Section 1.07. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations (as defined below) of the Company under the Subsidiaries Guaranty (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time) dated as of August __, 2002, among the Company and the other Subsidiary Guarantors party thereto as defined in the Amended and Restated Credit Agreement
(as amended, modified, supplemented, extended, restated, refinanced, replaced or referenced from time, the "Credit Agreement"), dated as of August __, 2002, by and among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, and Wachovia Bank, National Association, as Administrative Agent (the "Agent"). As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations (including guaranties in respect thereof) payable under the documentation governing any Senior Indebtedness (including interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective documentation, whether or not such interest is an allowed claim against the debtor in any such proceeding).

                                   4

                                                            EXHIBIT P

                   ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                 Date: __________, 20__

     Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ___________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement; including, without limitation, all rights and obligations with respect to the Assigned Share of the Total Commitment (if not theretofore terminated) and all outstanding Loans.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Agreement or the other Credit Documents to which it is a party or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 12.04(b) of the Credit Agreement; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vi) to the extent legally entitled to do so, attaches the forms described in Section 12.04(b) of the Credit Agreement]. (5)

     4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, the receipt of the consent of the Administrative Agent to the extent required by Section 12.04(b) of the Credit Agreement, the receipt by the Administrative Agent of the administrative fee referred to in such
Section 12.04(b) and the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in Section 12.16 of the Credit Agreement, or such later date, if any, which may be specified in Item 5 of Annex I hereto (the "Settlement Date").

     5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights (except in respect of Sections 1.10, 3.04 and 12.01 of the Credit Agreement for the period prior to the Settlement Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

     6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in
Item 6 of Annex I hereto and (y) all Commitment Commission on the
Assigned Share of the Total Commitment (if not theretofore terminated) at the rate specified in Item 7 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans pursuant to the Credit Agreement which are outstanding on the Settlement Date. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

(5) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                    2

     7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this _____ day                   [NAME OF ASSIGNOR]
of ____________, ____                     as Assignor

                                          By__________________________
                                            Title:

                                          [NAME OF ASSIGNEE]
                                          as Assignee

                                          By__________________________
                                            Title:

Consented to as of _________ ___, ____.

WACHOVIA BANK, NATIONAL ASSOCIATION,
 as Administrative Agent

By________________________________ (6)
  Name:
  Title:



By________________________________
  Name:
  Title:

(6) The consent of the Administrative Agent is required for assignments pursuant to Section 12.04(b)(y) of the Credit Agreement.


                                    3

                ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 ANNEX I

1.  Borrower:  ElderTrust Operating Limited Partnership

2.  Name and Date of Credit Agreement:

    Amended and Restated Credit Agreement, dated as of August __, 2002, among ElderTrust, ElderTrust Operating Limited Partnership, the Banks from time to time party thereto, and Wachovia Bank, National Association, as Administrative Agent, as amended to the date hereof.

3.  Date of Assignment Agreement:

4.  Amounts (as of date of item #3 above):

               [Assigned Commitment](7)   Outstanding Principal of Loans

a.  Aggregate Amount for all Banks
                      $________             $________

b.  Assigned Share (8)
                       ________%             ________%

c.  Amount of Assigned Share
                      $________              ________%


5.	Settlement Date:

6.	Rate of Interest
	to the Assignee:	        As set forth in Section 1.08 of the
                                Credit Agreement (unless otherwise
                                agreed to by the Assignor and the
                                Assignee) (9)

7.  Commitment                  As set forth in Section 2.01(a) of the
                                Credit Agreement (unless otherwise
                                agreed to by the Assignor and the
                                Assignee) (10)


(7)  For assignments made prior to the termination of the Toal Commitment.
(8)  Percentage taken to 12 decimal places.
(9) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in
     Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.



8.	Notice:

           ASSIGNOR:
           _____________________
           _____________________
           _____________________
           _____________________

           Attention:
           Telephone:
           Telecopier:
           Reference:

           ASSIGNEE:
           _____________________
           _____________________
           _____________________
           _____________________

           Attention:
           Telephone:
           Telecopier:
           Reference:

          Payment Instructions:

          ASSIGNOR:
          _____________________
          _____________________
          _____________________
          _____________________

          Attention:
          Reference:

(10) Insert "Not Applicable" in lieu of text if the Total Commitment has beenterminated. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in [Section 2.01(a)] of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Committment Commission through payment by the Assignee to the Assignor.


                                   2

          ASSIGNEE:
          _____________________
          _____________________
          _____________________
          _____________________

          Attention:
          Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                [NAME OF ASSIGNOR]

By                                By

(Print Name and Title)            (Print Name and Title)


                                    3

                                                         EXHIBIT R

                     FORM OF COMPLETION CERTIFICATE

     This Certificate is delivered pursuant to Section 7.16(f) of the Amended and Restated Credit Agreement, dated as of August __, 2002 among ElderTrust, ElderTrust Operating Limited Partnership (the "Borrower"), the lending institutions party thereto (the "Banks"), and Wachovia Bank, National Association, as Administrative Agent
(as amended, restated, supplemented or otherwise modified to the date hereof, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     The undersigned, to the best of [his] or [her] knowledge, does hereby certify that with respect to the [Renovation/Restoration] of [SPECIFY PROPERTY] (the "Property"):

     (i) all work required to be performed at or about the Property to complete the [Renovation/Restoration], including all punch list items, has been performed in substantial accordance with the approved plans and specifications and otherwise in accordance with the provisions of the Credit Agreement;

     (ii) all necessary inspections by all applicable governmental authorities for the use, occupancy and operation of the Improvements at the Property have been satisfactorily completed; and

     (iii) a permanent certificate of occupancy for the entire
Improvements and all other certificates, licenses, permits and approvals necessary for the use, occupancy and operation of the Property as a [senior living care facility] [medical office building] have been issued, and the Improvements are undamaged and available for regular use, occupancy and operation.

DATED:


                                       [NAME OF ARCHITECT/ENGINEER]

                                       By:___________________________
                                          Name:
                                          Title: